UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Enliven Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

ENLIVEN THERAPEUTICS, INC.

Dear Stockholder:

I am pleased to invite you to attend the 2026 Annual Meeting of Stockholders (including any adjournments, postponements or delays thereof, the “Annual Meeting”) of Enliven Therapeutics, Inc. (“Enliven” or the “Company”) on Tuesday, June 9, 2026 at 10 a.m. Mountain Time. The Annual Meeting will be held in a virtual format and will afford the same rights and opportunities to participate in the Annual Meeting to all stockholders irrespective of location. You will be able to attend the Annual Meeting virtually by visiting www.proxydocs.com/ELVN, where you will be able to listen to the meeting live, submit questions and vote online by entering the control number located on your notice regarding the availability of proxy materials (the “Notice”) or proxy card.

The attached Notice of Annual Meeting of Stockholders and proxy statement contain details of the business to be conducted at the Annual Meeting. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by phone, or by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Annual Meeting virtually, you will be able to change your vote or revoke your proxy, even if you have previously submitted your proxy.

On behalf of Enliven, I would like to thank you for your continued support.

Sincerely,

/s/ Richard Fair
Richard Fair, M.B.A.

President and Chief Executive Officer

PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

DATED: APRIL 15, 2026

ENLIVEN THERAPEUTICS, INC.

6200 Lookout Road

Boulder, CO 80301

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	June 9, 2026 at 10:00 a.m. Mountain Time

Place	The Annual Meeting will be held virtually. To attend the Annual Meeting, you must register at www.proxydocs.com/ELVN using the control number located on your proxy card, Notice, or voting instruction form. You must register by June 8, 2026 at 5:00 p.m. Eastern Time to participate in the Annual Meeting. Upon completing your registration, you will receive further instructions by email, including a unique link that will allow you to access the Annual Meeting and to vote and submit questions to be answered at the Annual Meeting.

Items of Business	The items of business at the Annual Meeting are:

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To elect the two Class III directors named in the accompanying proxy statement to serve until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal.

•	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026.

•	To amend our amended and restated certificate of incorporation, as amended, to increase our authorized common stock from 100,000,000 shares to 200,000,000 shares.

•	To approve, in an advisory (non-binding) vote, the compensation of our named executive officers as disclosed in our proxy statement.

•	To approve, in an advisory (non-binding) vote, the frequency of future stockholder advisory votes on the compensation of our named executive officers.

•	To transact other business that may properly come before the Annual Meeting.

Record Date	The close of business on April 10, 2026 (the “Record Date”). Only stockholders of record as of the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.

Proxy Voting	Please vote your shares at your earliest convenience. This will help ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares via the Internet, by telephone or by signing, dating, and returning the enclosed proxy card will save the expenses and extra work of additional solicitation. If you receive materials by mail, we have enclosed an addressed envelope, postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares electronically at the Annual Meeting, as your proxy is revocable at your option.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 9, 2026. Our proxy statement and Annual Report to Stockholders are being made available on or about    , 2026 at www.proxydocs.com/ELVN. We are providing access to our proxy materials over the Internet under the “notice and access” rules adopted by the Securities and Exchange Commission.

By order of the Board of Directors,

/s/ Richard Fair
Richard Fair, M.B.A.
President and Chief Executive Officer

   , 2026

The date of this proxy statement is     , 2026, and it is made available to stockholders on or about    , 2026.

i

ENLIVEN THERAPEUTICS, INC.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

FOR 2026 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 10 a.m. Mountain Time on June 9, 2026

This proxy statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by our board of directors for use at our 2026 Annual Meeting of Stockholders (and any postponements, adjournments or delays thereof). The Annual Meeting will be held virtually. To attend the Annual Meeting, you must register at www.proxydocs.com/ELVN using the control number located on your proxy card, Notice, or voting instruction form. You must register by June 8, 2026 at 5:00 p.m. Eastern Time to participate in the Annual Meeting. Upon completing your registration, you will receive further instructions by email, including a unique link that will allow you to access the Annual Meeting and to vote and submit questions to be answered at the Annual Meeting. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, as part of the registration process, you will also need to provide the registered name on your account and the name of your broker, bank, or other nominee.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares.

What is Enliven Therapeutics, Inc.?

On February 23, 2023, the Company (formerly, Imara Inc.) completed a business combination with Enliven Inc. (formerly, Enliven Therapeutics, Inc.) (“Former Enliven”) in accordance with the terms of the Agreement and Plan of Merger, dated as of October 13, 2022 (the “Merger Agreement”), by and among the Company, Former Enliven and a wholly owned subsidiary of the Company, Iguana Merger Sub, Inc. (“Merger Sub”), pursuant to which, among other matters, subject to the terms and conditions thereof, Merger Sub merged with and into Former Enliven, with Former Enliven surviving as a wholly owned subsidiary of the Company, and the surviving corporation of the merger (the “Merger”). Commensurate with the closing of the Merger, the Company changed its name to Enliven Therapeutics, Inc. Following the completion of the Merger, the business conducted by Former Enliven became the business conducted by the Company, which is a clinical-stage biopharmaceutical company focused on the discovery and development of small molecule therapeutics to help people not only live longer, but live better.

On February 23, 2023, the Company effected a 1-for-4 reverse stock split of its common stock (the “Reverse Stock Split”). Unless noted otherwise, all references to share and per share amounts in this proxy statement have been adjusted to reflect the Reverse Stock Split. Under the terms of the Merger Agreement, immediately prior to the effective time of the Merger, each share of Former Enliven’s preferred stock was converted into a share of Former Enliven’s common stock. At the effective time of the Merger, the Company issued an aggregate of approximately 34,426,351 shares of its common stock to Former Enliven stockholders, based on an exchange ratio of approximately 0.2951 shares of Company common stock for each share of Former Enliven capital stock (which exchange ratio reflects the Reverse Stock Split), including those shares of Former Enliven common stock issued upon conversion of Former Enliven’s preferred stock and those shares of Former Enliven common stock issued in the Former Enliven pre-closing financing transaction which closed on February 23, 2023, prior to the closing of the Merger (the “Former Enliven Pre-Closing Financing”).

Why am I receiving these materials?

The board of directors is providing these proxy materials to you in connection with its solicitation of proxies for use at Enliven’s Annual Meeting, which will take place on June 9, 2026. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. This proxy statement and the accompanying proxy card are being made available on or about     , 2026 in connection with the solicitation of proxies on behalf of the board of directors.

What proposals will be voted on at the Annual Meeting?

There are five proposals scheduled to be voted on at the Annual Meeting:

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the election of the two Class III directors named in this proxy statement to serve until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal;

•	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;

•

the approval of an amendment to our amended and restated certificate of incorporation, as amended (“Restated Certificate”), to increase our authorized shares of common stock from 100,000,000 shares to 200,000,000 shares;

•	the approval, in an advisory (non-binding) vote, of the compensation of our named executive officers as disclosed in this proxy statement; and

•	the approval, in an advisory (non-binding) vote, of the frequency of future stockholder advisory votes on the compensation of our named executive officers.

At the time this proxy statement was made available, our management and board of directors were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this proxy statement and in the Notice accompanying this proxy statement.

How does our board of directors recommend that I vote?

The board of directors recommends that you vote:

•

FOR the election of the two Class III directors named in this proxy statement to serve until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal;

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;

•	FOR the approval of an amendment to our Restated Certificate to increase our authorized shares of common stock from 100,000,000 shares to 200,000,000 shares;

•	FOR the approval, in an advisory (non-binding) vote, of the compensation of our named executive officers as disclosed in this proxy statement; and

•	For the approval, in an advisory (non-binding) vote, of the frequency of future stockholder advisory votes on the compensation of our named executive officers to be held every ONE YEAR.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on April 10, 2026, the Record Date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. As of the Record Date, there were 60,895,009 shares of common stock outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors. The shares you are entitled to vote include shares that are (1) held of record directly in your name, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

What do I need to do to attend the Annual Meeting virtually?

The Annual Meeting will be held virtually. To attend the Annual Meeting, you must register at www.proxydocs.com/ELVN using the control number located on your proxy card, Notice, or voting instruction form. You must register by June 8, 2026 at 5:00 p.m. Eastern Time to participate in the Annual Meeting. Upon completing your registration, you will receive further instructions by email, including a unique link that will allow you to access the Annual Meeting and to vote and submit questions to be answered at the Annual Meeting. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, as part of the registration process, you will also need to provide the registered name on your account and the name of your broker, bank, or other nominee. The Annual Meeting webcast will begin promptly on June 9, 2026 at 10 a.m. Mountain Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m. Mountain Time, and you should allow ample time for the check-in procedures.

If you encounter any difficulties accessing the virtual Annual Meeting platform, including any difficulties voting, you may call the technical support number that will be included in your instructional email.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with Computershare Trust Company, N.A., our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the proxy holders designated by our board of directors or to vote virtually at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held not in your name but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Please see “What if I do not specify how my shares are to be voted?” for additional information.

Do I have to do anything in advance if I plan to virtually attend the Annual Meeting?

Stockholder of Record: Shares Registered in Your Name. If you were a stockholder of record at the close of business on the Record Date, you do not need to do anything in advance to virtually attend and/or vote your shares electronically at the Annual Meeting, except register by 5:00 p.m. Eastern Time on June 8, 2026 at www.proxydocs.com/ELVN.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you were a beneficial owner at the close of business on the Record Date, you may not vote your shares electronically at the Annual Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. Please follow the instructions for obtaining a legal proxy provided to you by your broker, bank or other nominee.

How do I vote and what are the voting deadlines?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can vote in one of the following ways:

•

You may vote via the Internet. To vote via the Internet, go to www.proxypush.com/ELVN to complete an electronic proxy card, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 8, 2026. You will be asked to provide the control number from the Notice or proxy card you receive. If you vote via the Internet, you do not need to return a proxy card by mail.

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You may vote by telephone. To vote by telephone, dial toll-free 1-(866) 305-2950 and follow the recorded instructions, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 8, 2026. You will be asked to provide the control number from the Notice or proxy card you receive. If you vote by telephone, you do not need to return a proxy card by mail.

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You may vote by mail. If you receive proxy materials by mail and would like to vote by mail, you need to date and sign the proxy card that accompanies this proxy statement and promptly mail it to the tabulation agent in the enclosed postage-paid envelope so that it is received no later than June 8, 2026. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of the board of directors. The board of directors recommends that you vote FOR the election of each of the two Class III directors nominated by our board of directors and named in this proxy statement, FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026, FOR the approval of an amendment to our Restated Certificate, to increase our authorized shares of common stock from 100,000,000 shares to 200,000,000 shares, FOR the approval, in an advisory (non-binding) vote, of the compensation of our named executive officers as disclosed in this proxy statement, and for the approval, in an advisory (non-binding) vote, of the frequency of future stockholder advisory votes on the compensation of our named executive officers to be held every ONE YEAR.

•

You may vote electronically while attending the Annual Meeting virtually. If you plan to attend the Annual Meeting by visiting www.proxydocs.com/ELVN, you may vote electronically during the Annual Meeting. Please have your Notice or proxy card in hand when you visit the website.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares electronically at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

•	entering a new vote by Internet or telephone;

•	signing and returning a new proxy card with a later date;

•	delivering a written revocation to our Secretary at Enliven Therapeutics, Inc., 6200 Lookout Road, Boulder, CO 80301, by 11:59 p.m. Mountain Time on June 8, 2026; or

•	attending the Annual Meeting virtually and voting electronically during the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named in the proxy have been designated as proxy holders by our board of directors. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

Why did I receive a Notice instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (“SEC”) and to help reduce the environmental impact of the Annual Meeting, we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. The Notice is first being mailed on or about     , 2026 to all stockholders entitled to notice of and to vote at the Annual Meeting.

Stockholders may request to receive all future proxy materials in printed form by mail or electronically by email by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and the costs of our annual meetings of stockholders.

What if I do not specify how my shares are to be voted?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•

“FOR” the election of the two Class III directors named in this proxy statement to serve until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal (“Proposal No. 1”);

•	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026 (“Proposal No. 2”);

•	“FOR” the approval of an amendment to our Restated Certificate, to increase our authorized shares of common stock from 100,000,000 shares to 200,000,000 shares (“Proposal No. 3”);

•	“FOR” the approval, in an advisory (non-binding) vote, of the compensation of our named executive officers as disclosed in this proxy statement (“Proposal No. 4”);

•

For the approval, in an advisory (non-binding) vote, of the frequency of future stockholder advisory votes on the compensation of our named executive officers to be held every “ONE YEAR” (“Proposal No. 5”); and

•	In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting or any adjournments or postponements thereof.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal Nos. 1, 3, 4 and 5 are non-routine matters and Proposal No. 2 is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal Nos. 1, 3, 4 or 5, but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares on a proposal, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares on a proposal, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum. However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality of the votes cast by the stockholders entitled to vote on the election and Proposal Nos. 2, 3, 4 and 5 will be determined by the vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all the shares of stock present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on such matter, abstentions will have no impact on the outcome of such proposals as long as a quorum exists.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

What is a quorum?

A quorum is the minimum number of shares required to be present (including virtually) at the Annual Meeting for the meeting to be properly held under our bylaws and Delaware law. The holders of a majority in voting power of the shares of our capital stock issued and outstanding and entitled to vote at the meeting, in person, present by means of remote communication, if any, authorized by our board of directors in its sole discretion, or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the Record Date, there were a total of 60,895,009 shares of common stock outstanding, which means that 30,447,505 shares of common stock must be represented in person (including virtually) or by proxy at the Annual Meeting to have a quorum. Whether or not a quorum is present, the chairperson of the Annual Meeting may adjourn the meeting to a later date.

How many votes are needed for approval of each proposal?

•

Proposal No. 1: The election of two Class III directors requires a plurality of the votes cast by the stockholders entitled to vote on the election. This means that the two nominees who receive the most FOR votes will be elected. You may vote FOR or WITHHOLD for each of the nominees. Any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

•

Proposal No. 2: The ratification of the appointment of Deloitte & Touche LLP requires the affirmative vote of the holders of shares of stock having a majority of the voting power of the votes cast by the holders of all the shares of stock present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on such matter (i.e., Proposal No. 2) to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 2, the abstention will have no effect on such proposal. Broker non-votes will have no effect on the outcome of this proposal.

•

Proposal No. 3: The approval of the amendment to our Restated Certificate requires the affirmative vote of the holders of a majority of the voting power of the votes cast by the holders of all the shares of stock present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on such matter (i.e., Proposal No. 3) to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 3, the abstention will have no effect on such proposal. Broker non-votes will have no effect on the outcome of this proposal.

•

Proposal No. 4: Proposal No. 4 is a non-binding, advisory vote. However, our compensation committee will consider the voting results on this proposal. The affirmative vote of the holders of shares of stock having a majority of the voting power of the votes cast by the holders of all the shares of stock present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on such matter (i.e., Proposal No. 4) is required for the advisory approval of the compensation of our named executive officers. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 4, the abstention will have no effect on such proposal. Broker non-votes will have no effect on the outcome of this proposal.

•

Proposal No. 5: Proposal No. 5 is a non-binding, advisory vote. However, our compensation committee will consider the frequency that receives the greatest number of affirmative votes cast by the holders of shares of common stock present or represented by proxy at the Annual Meeting as the non-binding, advisory vote of stockholders on the frequency of approval of the compensation of our named executive officers. You may vote “One Year,” “Two Years,” “Three Years,” or ABSTAIN with respect to this proposal. If you ABSTAIN from voting on Proposal No. 5, the abstention will have no effect on such proposal. Broker non-votes will have no effect on the outcome of this proposal.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. The Company will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

What does it mean if I received more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Enliven or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure approved by the SEC called “householding,” for stockholders who receive the Notice, and if applicable, our proxy materials by mail, under which we can deliver a single copy of the Notice, and if applicable, our proxy materials and annual report to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice, and if applicable, proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s Notice, proxy materials and annual report, as applicable, you may contact us as follows:

Enliven Therapeutics, Inc.

Attention: Secretary

6200 Lookout Road

Boulder, CO 80301

(720) 647-8519

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results may be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us at that time, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2027 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than December 28, 2026. Stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Enliven Therapeutics, Inc.

Attention: Secretary

6200 Lookout Road

Boulder, CO 80301

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (ii) otherwise properly brought before the annual meeting by or at the direction of the board of directors, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our bylaws and be given in accordance with the procedures of our bylaws. To be timely for our 2027 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:

•	not earlier than February 9, 2027; and

•	not later than the close of business March 11, 2027.

In the event that the date of the 2027 annual meeting of stockholders is advanced by more than 30 days, or delayed by more than 60 days, from the one-year anniversary of the date of the Annual Meeting, then notice by a stockholder of a stockholder proposal to be timely must be received by the Secretary of the Company not earlier than the 120th day prior to such annual meeting of stockholders and not later than the close of business on the later of (i) the 90th day prior to such annual meeting and (ii) the 10th day following the day on which notice of the date of such annual meeting was mailed or “Public Disclosure” (as defined below) of the date of such annual meeting was made, whichever first occurs. That notice must state the information required by Section 1.12 of our bylaws, and otherwise must comply with applicable federal and state law. “Public Disclosure” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.

If a stockholder (or a qualified representative of the stockholder) who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, such business shall not be considered at such annual meeting.

Recommendation and Nomination of Director Candidates

You may recommend director candidates for consideration by our nominating and corporate governance committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors.”

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

In addition, stockholders who intend to solicit proxies in support of director nominees other than our nominees must also provide notice that sets forth the information required by Rule 14a-19(b) of the Exchange Act by April 10, 2027.

Availability of Bylaws

A copy of our bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive office for a copy of our bylaws containing the relevant provisions regarding the requirements for making stockholder proposals and nominating director candidates.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our board of directors, which is currently comprised of eight (8) members. Our board of directors has affirmatively determined that six (6) of our eight (8) directors are independent within the meaning of the independent director requirements of The Nasdaq Stock Market LLC (“Nasdaq”). Effective at the Annual Meeting, the authorized number of directors will be decreased from eight (8) to seven (7) in light of Dr. Heyman’s term of office as a Class III director expiring at the Annual Meeting, and Dr. Heyman will not stand for re-election. Our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Upon the recommendation of our nominating and corporate governance committee, we are nominating Richard Fair, M.B.A., and Lori Kunkel, M.D., for election as Class III directors at the Annual Meeting. If elected, Mr. Fair and Dr. Kunkel will each hold office for a three-year term until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal. The term of office of Richard Heyman, Ph.D., a Class III director, will expire at the Annual Meeting, and Dr. Heyman will not stand for re-election. We are grateful for Dr. Heyman’s distinguished service on our board of directors and its committees through his tenure.

The following table sets forth the names, ages as of March 3, 2026 and certain other information for the directors with terms expiring at the Annual Meeting (who are also nominees for election as a director at the Annual Meeting) and for each of the continuing directors:

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Director Nominees
Richard Fair, M.B.A.	III	57	President, Chief Executive Officer, Director	2025	2026	2029
Lori Kunkel, M.D. (2)	III	68	Director	2024	2026	2029
Continuing Directors
Mika Derynck, M.D. (1)(2)	I	63	Director	2023	2027	—
Rishi Gupta, J.D. (1)(3)	I	48	Director	2023	2027	—
Scott Garland, M.B.A. (2)	I	57	Director	2026	2027	—
Rahul D. Ballal, Ph.D.	II	48	Director	2018	2028	—
Jake Bauer, M.B.A. (1)(3)	II	47	Director	2023	2028	—

(1)	Member of our audit committee
(2)	Member of our nominating and corporate governance committee
(3)	Member of our compensation committee

Nominees for Director

Richard Fair, M.B.A., has served as Enliven’s Chief Executive Officer and President since December 2025. He has more than 25 years of experience in product development and commercialization, including 20 years with large pharmaceutical companies. He most recently served as President and Chief Executive Officer of Bellicum Pharmaceuticals, a clinical-stage biopharmaceutical company researching novel, controllable cellular immunotherapies for cancers, from January 2017 until February 2024. Prior to leading Bellicum, Mr. Fair served over 10 years with Roche/Genentech in commercial leadership positions of increasing responsibility. Over his last four years at Roche/Genentech, he led the Global Product Strategy Oncology/Hematology group responsible for developing and implementing lifecycle plans for its late-stage and in-market portfolio. During this time, he oversaw the launch of five new therapies and numerous new indications across solid and hematologic tumors, and the commercialization plans for a $23 billion business. Prior to Roche/Genetech, Mr. Fair spent nearly 10 years with Johnson & Johnson where he served in leadership positions in market access and marketing. Mr. Fair holds a B.S. in Computer Science from the University of Michigan and an M.B.A. from Columbia University.

Mr. Fair is qualified to serve on the Company’s board of directors because of his senior management experience at companies in the life sciences industry as well as deep experience in product development and commercialization.

Lori Kunkel, M.D., has served as a member of the Company’s board of directors since April 2024. Since June 2016, Dr. Kunkel has been a principal and owner of LAK505-CA, LLC, a biotechnology consulting company. Dr. Kunkel has served as a member of the board of directors of ORIC Pharmaceuticals, Inc., a public biotechnology company, since June 2020. Dr. Kunkel previously served as a member of the board of directors of Nurix Therapeutics, Inc., a private biotechnology company, from August 2019 to September 2025 and as a member of the board of directors of K36 Therapeutics, Inc., a private biotechnology company, from June 2020 to August 2025. Dr. Kunkel previously served on the board of directors of Curis, Inc., a public biotechnology company, from November 2016 to September 2022, Maverick Therapeutics, Inc., a biotechnology company, from January 2017 to April 2021 and Tocagen Inc., a biotechnology company, from September 2015 to June 2020 (and as acting Chief Medical Officer from November 2018 to April 2019), Loxo Oncology, Inc., a public biotechnology company, from 2014 to 2019 (and as acting Chief Medical Officer from 2013 to 2014), and several private companies. Dr. Kunkel holds a B.A. from University of California, San Diego and an M.D. from University of Southern California. She is board certified in internal medicine and held board certifications in hematology and oncology.

Dr. Kunkel is qualified to serve on the Company’s board of directors due to her medical and scientific background, board experience and her experience in the biotechnology industry.

Continuing Directors

Rahul D. Ballal, Ph.D., has served as a member of the Company’s board of directors since June 2018. Since February 2023, Dr. Ballal has served as Chief Executive Officer of Mediar Therapeutics. Prior to the Merger, until February 23, 2023, Dr. Ballal served as the Company’s President and Chief Executive Officer. Prior to joining the Company, Dr. Ballal served as Chief Business Officer of Northern Biologics Inc., a biotechnology company, from May 2016 to June 2018, and as an Entrepreneur-in-Residence at Versant Ventures Management LLC, a life sciences venture capital firm, from May 2016 to June 2018. Previously, Dr. Ballal was Vice President, Business Development at Flexion Therapeutics, Inc. (“Flexion”), a public biopharmaceutical company, from March 2011 to May 2016. Prior to Flexion, he held a venture fellowship position at Novartis Venture Funds, a venture capital fund, as part of the Kauffman Fellowship, from June 2010 to June 2012, and overlapped in business development at the Broad Institute of Massachusetts Institute of Technology, a biomedical and genomic research center, from September 2009 to March 2011. Dr. Ballal has served on the board of Agios Pharmaceuticals Inc., a biopharmaceutical company, since August 2022. He holds a Ph.D. in biochemistry and molecular biology from Georgetown University, an M.S. in biotechnology from Johns Hopkins University and a B.A. in biology from Brown University.

Dr. Ballal is qualified to serve on the Company’s board of directors because of the perspective and experience he provides as the Company’s former President and Chief Executive Officer and as a member of its board of directors and his experience as an executive of companies in the life sciences industry.

Jake Bauer, M.B.A., has served as a member of Enliven’s board of directors since the closing of the Merger on February 23, 2023 and was appointed in connection with the closing of the Merger. Prior to the Merger, Mr. Bauer served as a member of the board of directors of Former Enliven since June 2021. Mr. Bauer has served as a Venture Partner at ARCH Venture Partners and SR One Capital Management since September 2021 and an independent consultant working with companies in the life sciences industry since November 2020. Prior to MyoKardia, Inc.’s acquisition by Bristol Myers Squibb in November 2020, Mr. Bauer served as the Chief Business Officer of MyoKardia, Inc., a clinical stage biopharmaceutical company, beginning in April 2018. Mr. Bauer has also served as the Senior Vice President, Finance and Corporate Development and Principal Financial Officer of MyoKardia, Inc. from July 2016 to April 2018 and as Vice President, Business Development and Business Operations of MyoKardia, Inc. from July 2014 to

July 2016. Mr. Bauer also serves on the board of directors of Attralus, Inc., a clinical stage biopharmaceutical company, Simcha Therapeutics, Inc., a clinical stage biotechnology company, Immunovant, Inc., a clinical stage immunology company, and BridgeBio Oncology Therapeutics, Inc., a biotechnology research company. He previously served on the board of directors of Phoenix Tissue Repair, Inc., a clinical stage biopharmaceutical company, from 2018 to 2022, ARYA Sciences Acquisition Corp V, from May 2021 to August 2023 and ARYA Sciences Acquisition Corp II from July 2020 to October 2020. He holds a B.Sc. in Biology and a B.A. in Economics from Duke University and an M.B.A. from Harvard Business School.

Mr. Bauer is qualified to serve on the Company’s board of directors because of his experience as an executive of companies in the life sciences industry.

Mika Derynck, M.D., has served as a member of Enliven’s board of directors since the closing of the Merger on February 23, 2023 and was appointed in connection with the closing of the Merger. Prior to the Merger, Dr. Derynck served as a member of the board of directors of Former Enliven since August 2021. Dr. Derynck currently heads oncology at Gilead Sciences, Inc., and has since September 2025. From September 2024 to September 2025, Dr. Derynck served as the Executive Vice President and Oncology Therapeutic Area Head at Vir Biotechnology, Inc., a biotechnology research company. Prior to this, she served as the Chief Medical Officer at Amunix Pharmaceuticals, Inc., an immuno-oncology company, from April 2019 to February 2022, when Amunix Pharmaceuticals was acquired by Sanofi SA. She joined Sanofi as the Global Head of Conditional Biologics for Amunix within Sanofi R&D until September 2024, when she joined Vir Biotechnology, Inc. From January 2004 to April 2019, she served as Senior Group Medical Director at Genentech, a biotechnology company and subsidiary of Roche Holding AG. Dr. Derynck holds a B.A. in Biology from Boston University and an M.D. from Boston University School of Medicine. She completed an Internal Medicine residency at Johns Hopkins Hospital and a fellowship in Medical Oncology at the University of California, San Francisco.

Dr. Derynck is qualified to serve on the Company’s board of directors because of her technical expertise and experience as an executive of companies in the life sciences industry.

Scott Garland, M.B.A. has served as a member of Enliven’s board of directors since January 2026 and has served as a consultant of Enliven since January 2024. Since September 2024, Mr. Garland has been a venture advisor at Vida Ventures and an advisor at Google Ventures. Mr. Garland was the Chief Executive Officer of PACT Pharma, Inc., an immuno-oncology company focused on developing neoantigen targeted T-cell therapies for solid tumors from March 2021 to February 2023. Prior to PACT Pharma, Inc., Mr. Garland served as President and Chief Executive Officer of Portola Pharmaceuticals, Inc. from October 2018 to September 2020, where he led the company through the commercial launch of Andexxa and acquisition by Alexion Pharmaceuticals, Inc. Before joining Portola Pharmaceuticals, Inc., Mr. Garland was at Relypsa Inc. from 2014 to 2018, where he served as Chief Commercial Officer, and then as President of the U.S. organization after Relypsa Inc.’s acquisition by Vifor Pharma AG. Prior to Relypsa Inc., Mr. Garland was Chief Commercial Officer at Exelixis, Inc. from 2011 to 2014. Mr. Garland has held numerous other commercial leadership roles at Genentech, Inc., Amgen Inc., and Merck & Co., Inc., including leading the commercial franchises for two multi-billion-dollar therapies-Avastin and Rituxan. He has also served as Chairman of the board of directors of LB Pharmaceuticals, Inc., a clinical stage biopharmaceutical company, since February 2024, and as a board member for ALX Oncology Inc., a clinical-stage biopharmaceutical company, since November 2022, and Day One Biopharmaceuticals, Inc., a biopharmaceutical company, since August 2021, and Olema Pharmaceuticals, Inc., a biopharmaceutical company, since October 2023, and chair of the board of directors of LB Pharmaceuticals from February 2024. Mr. Garland served on the Board of Directors for Karyopharm Therapeutics Inc., a biotechnology company, from 2014 to 2020 and on the Board of Directors of Calithera Biosciences, Inc. from 2020 to 2023. Mr. Garland holds an M.B.A. from Duke University’s Fuqua School of Business and a B.A. from California Polytechnic University (San Luis Obispo).

Mr. Garland is qualified to serve on the Company’s board of directors because of his senior management experience at companies in the life sciences industry as well as experience scaling organizations and leading commercial teams in the biopharmaceutical industry.

Rishi Gupta, J.D., has served as a member of Enliven’s board of directors since the closing of the Merger on February 23, 2023 and was appointed in connection with the closing of the Merger. Prior to the Merger, Mr. Gupta served as a member of the board of directors of Former Enliven since July 2019. Until December 31, 2025, Mr. Gupta was a Partner at OrbiMed Advisors LLC, an investment firm, where he served in various roles of increasing responsibility since 2003. Mr. Gupta currently serves on the board of directors of CHARM Therapeutics, Inc., a biotechnology company working to discover and develop next-generation small-molecule cancer therapies. Mr. Gupta also previously served on the board of directors of Turnstone Biologics Corporation from October 2016 to August 2025 and the board of directors of Verona Pharma PLC from July 2016 to January 2024. Prior to OrbiMed, Mr. Gupta was a healthcare investment banker at Raymond James & Associates, served as manager of corporate development at Veritas Medicine, and was a summer associate at Wachtell, Lipton, Rosen & Katz. Mr. Gupta received an A.B. in biochemical sciences from Harvard College and a J.D. from Yale Law School.

Mr. Gupta is qualified to serve on the Company’s board of directors because of his experience in biotechnology investing and his experience serving on the boards of public and private companies.

Director Independence

Our common stock is listed on The Nasdaq Global Select Market. Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A- 3 and Rule 10C-1, respectively, under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered independent for purposes of Rule 10A-3 and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of our audit committee, our board of directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries other than for board service; or (ii) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 and under the rules of Nasdaq, the board of directors must affirmatively determine that the member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that none of Messrs. Bauer and Gupta and Drs. Ballal, Derynck, Heyman, and Kunkel, representing six of our eight current directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of these directors is “independent” as that term is defined under the rules of Nasdaq. Our board of directors determined that Mr. Fair is not independent because he serves as an executive officer of the Company. Our board of directors determined that Mr. Garland is not independent. In making its determination, our board of directors considered the compensation previously received by Mr. Garland pursuant to a consulting agreement with the Company that has now been terminated. For additional information regarding Mr. Garland’s consulting agreement, see “Related Party Transactions—Consulting Agreement with Scott Garland, M.B.A.”

Our board of directors also determined that Messrs. Bauer (chairperson) and Gupta and Dr. Derynck, who currently comprise our audit committee, and Messrs. Gupta (chairperson) and Bauer and Dr. Heyman, who currently comprise our compensation committee, satisfy the independence standards for committee members established by applicable SEC rules and the listing standards of Nasdaq. Nasdaq Rule 5605(e)(1)(B) typically requires a nominations committee comprised solely of independent directors. However, Nasdaq Rule 5605(e)(3) provides that, if the nominations committee is comprised of at least three members, one director, who is not an independent director and is not currently an executive officer or an employee or a family member of an executive officer of the company, may be appointed to the nominations committee, under exceptional and limited circumstances, if such company’s board of directors determines that such individual’s membership on the committee is required by the best interests of the company and its stockholders.

Our board of directors has determined that, due to exceptional and limited circumstances, Mr. Garland’s membership on our nominating and corporate governance committee is in the best interests of the Company and its stockholders because Mr. Garland will be able to provide substantial insight and guidance to the Company on potential director nominees and corporate governance matters as a result of his experience serving as a chief executive officer and director of other public biopharmaceutical companies.

In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Related Party Transactions.”

There are no family relationships among any of our directors or executive officers.

Board Leadership Structure

Our board of directors is currently chaired by Dr. Heyman. Following the expiration of Dr. Heyman’s term of office as a Class III director at the Annual Meeting, Jake Bauer will be the Chairman of our board of directors. As a general policy, our board of directors believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the board of directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the board of directors as a whole. As such, Mr. Fair serves as our President and Chief Executive Officer while Dr. Heyman currently serves as our Chairman of the board of directors and is not an officer and following the expiration of Dr. Heyman’s term of office as a Class III director at the Annual Meeting, Jake Bauer will be the Chairman of our board of directors and is not an officer. We expect and intend the positions of Chairman of the board of directors and Chief Executive Officer to continue to be held by two individuals in the future.

Board Meetings and Committees

During 2025, our board of directors held six meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she served as a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served.

It is the policy of our board of directors to regularly have separate meeting times for independent directors without management. Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend. All of our directors who were directors at the time of last year’s annual meeting attended last year’s annual meeting.

We have established an audit committee, a compensation committee and a nominating and corporate governance committee. Each committee has the composition and responsibilities described below.

Audit Committee

The members of our audit committee are Messrs. Bauer and Gupta and Dr. Derynck, each of whom is a non-employee member of our board of directors. Mr. Bauer serves as the chairperson of our audit committee. All members of our audit committee meet the requirements for independence and financial literacy of audit committee members under current Nasdaq listing standards and SEC rules and regulations. Each of Messrs. Bauer and Gupta is an audit committee financial expert, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and each possesses financial sophistication, as defined under Nasdaq listing standards. The responsibilities of our audit committee include, among other things:

•

appointing, compensating, retaining, evaluating and overseeing an independent registered public accounting firm to act as our independent auditor for the purpose of auditing our financial statements, books, records, accounts and internal control over financial reporting, and, where appropriate, replacing the independent auditor;

•	ensuring the independence of the independent auditor and at least annually, obtaining and reviewing a written report by our independent auditor;

•

evaluating the independent auditor’s qualifications, performance and independence, taking into account the opinions of management and when the Company has an internal audit function, the opinions of the Company’s internal auditors, and presenting its conclusions with respect to the independence and qualifications of the independent auditor to the full board of directors;

•

reviewing and approving, in advance, the scope and plans for the audits and audit fees and approving in advance (or, where permitted under the rules and regulations of the SEC, subsequently) all non-audit and tax services and any associated fees;

•

meeting with management, the internal audit department, if applicable, and the independent auditor to review and discuss our internal controls and the integrity of our annual audited and quarterly financial statements, the scope and timing of the annual audit of our financial statements, the results of the independent audit and the quarterly reviews, and the quality and adequacy of our internal controls over financial reporting and our disclosure controls and procedures;

•	preparing the audit committee report required by the SEC rules to be included in our proxy statement for the annual meeting of stockholders;

•	reviewing reports and communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement;

•

reviewing and discussing with management the adequacy and effectiveness of our legal, regulatory and ethical compliance programs, including our code of business conduct and ethics, compliance with anti-bribery and anti-corruption laws and regulations, and compliance with export control regulations;

•

reviewing and discussing with management and our independent auditor our guidelines and policies to identify, monitor, and address enterprise risks, including discussion of our major financial risk exposures and the steps management has taken to monitor and control such exposures, as well as risks and exposures associated with cybersecurity, information security and privacy matters;

•	overseeing and monitoring management’s plans to address enterprise risks;

•

reviewing and discussing with management cybersecurity and other information technology risks, controls and procedures, including our plans to mitigate cybersecurity risks and to respond to data breaches;

•	reviewing, approving and monitoring related party transactions; and

•

adopting and overseeing procedures to address complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including confidential, anonymous submission by our employees concerns regarding questionable accounting or auditing matters.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing requirements of Nasdaq. A copy of the charter of our audit committee is available on our website at https://ir.enliventherapeutics.com/corporate-governance/governance-documents. During 2025, our audit committee held four meetings.

Compensation Committee

The members of our compensation committee are Messrs. Gupta and Bauer and Dr. Heyman, each of whom is a non-employee member of our board of directors. Mr. Gupta serves as the chairperson of our compensation committee. Following the expiration of Dr. Heyman’s term of office as a Class III director at the annual meeting, the compensation committee will be comprised of Dr. Ballal and Messrs. Gupta and Bauer and Mr. Gupta will remain the chairperson of our compensation committee. All members of our compensation committee meet the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Each member of our compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. The purpose of our compensation committee is to oversee our compensation policies, plans and benefit programs and to discharge the responsibilities of our board of directors relating to compensation of our executive officers. The responsibilities of our compensation committee include, among other things:

•	overseeing our overall compensation philosophy and compensation policies, plans and benefit programs;

•

reviewing and approving annually the corporate goals and objectives applicable to the compensation of the chief executive officer, evaluating the chief executive officer’s performance in light thereof and considering factors related to the performance of the Company in approving the compensation level of the chief executive officer;

•

reviewing at least annually and approving or recommending for approval to the board of directors for approval compensation for our executive officers and directors, including base salary, incentive bonus, equity compensation, agreements and any other benefits for our executive officers;

•	preparing the compensation committee report that the SEC will require to be included in our annual proxy statement or annual report on Form 10-K;

•	reviewing, approving and administering our employee benefit and equity incentive plans;

•	establishing and periodically reviewing our employee compensation plans; and

•

overseeing our talent and human capital management, including effectiveness of strategic initiatives designed to attract, engage, motivate, and retain employees, and our performance and talent management practices and programs.

Our compensation committee operates under a written charter that satisfies the listing standards of Nasdaq. A copy of the charter of our compensation committee is available on our website at https://ir.enliventherapeutics.com/corporate-governance/governance-documents. During 2025, our compensation committee held three meetings.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Drs. Derynck and Kunkel and Mr. Garland. Mr. Garland serves as the chairperson of our nominating and corporate governance committee. All members of our nominating and corporate governance committee meet the requirements for independence under current Nasdaq listing standards and SEC rules and regulations except for Mr. Garland. Our board of directors has determined that, due to exceptional and limited circumstances, Mr. Garland’s membership on our nominating and corporate governance committee is in the best interests of the Company and its stockholders because Mr. Garland will be able to provide substantial insight and guidance to the Company on potential director nominees and corporate governance matters as a result of his experience serving as a chief executive officer and director of other public biopharmaceutical companies. The responsibilities of our nominating and corporate governance committee include, among other things:

•	reviewing, assessing and making recommendations to our board of directors regarding desired qualifications, expertise and characteristics sought of members of our board of directors;

•	reviewing, assessing and making recommendations to our board of directors regarding the current composition, organization and governance of our board of directors and its committees;

•	overseeing our corporate governance practices, including reviewing and recommending to the board of directors for approval any changes to our corporate governance framework;

•	establishing procedures for the submission of candidates for election to our board of directors;

•

reviewing and discussing with management disclosure of our corporate governance practices, including information regarding the operations of the nominating and corporate governance committee and other committees of the board of directors, director independence and the director nominations process, and recommending that this disclosure be included in our proxy statement or annual report on Form 10-K, as applicable;

•	overseeing the evaluation of the performance of our board of directors and its committees, including reporting such evaluation to the board of directors; and

•	conducting a periodic review of the Company’s succession planning process for the chief executive officer and any other members of the Company’s executive management team.

Our nominating and corporate governance committee operates under a written charter that satisfies the listing standards of Nasdaq. A copy of the charter of our nominating and corporate governance committee is available on our website at https://ir.enliventherapeutics.com/corporate-governance/governance-documents. During 2025, our nominating and corporate governance committee held one meeting.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Considerations in Evaluating Director Nominees

The nominating and corporate governance committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the nominating and corporate governance committee from other sources.

In its evaluation of director candidates, including the members of our board of directors eligible for re-election, the nominating and corporate governance committee will consider such factors as the current size and composition of the board of directors and the needs of the board of directors and the respective committees of the board of directors, character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one’s field, the ability to exercise sound judgement, tenure on the board of directors and skills that are complementary to the board of directors, an understanding of Enliven’s business, an understanding of the responsibilities that are required of a member of the board of directors, other time commitments, diversity with respect to professional background, education, race, ethnicity, gender, age, geography and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the board of directors. The nominating and corporate governance committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors.

The nominating and corporate governance committee may propose to our board of directors a candidate recommended or offered for nomination by a stockholder as a nominee for election to our board of directors. Additionally, the nominating and corporate governance committee may retain and terminate any search firm to be used to identify director candidates and approve the search firm’s fees and other retention terms.

Stockholder Recommendations for Nominations to the Board of Directors

A stockholder that wants to recommend a candidate for election to our board of directors should direct the recommendation in writing by letter to the Company, attention of the Secretary, at 6200 Lookout Road, Boulder, CO 80301. The recommendation must include the information required in the Company’s bylaws for director nominees, including, among other things, the proposed nominee’s name, age, residence address, if known, business address, principal occupation or employment, relevant qualifications, a written consent from the proposed nominee to serve as director if elected, information regarding any relationships between the candidate and the Company and evidence of the recommending stockholder’s ownership of Company stock. The Company may also require any proposed nominee to furnish such other information as the corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director, including a statement from the recommending stockholder in support of the proposed nominee, particularly within the context of the criteria for board membership in our corporate governance guidelines, including the current size and composition of the board of directors and the needs of the board of directors and the respective committees of the board of directors, issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like and personal references.

A stockholder that instead desires to nominate a person directly for election to our board of directors at an annual meeting of the stockholders must meet the deadlines and other requirements set forth in the Company’s bylaws and the rules and regulations of the SEC to be included in our proxy statement at the next annual meeting.

For additional information regarding stockholder recommendations for director candidates, see “Questions and Answers About the Annual Meeting—What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?”

Communications with the Board of Directors

Our board of directors believes that management speaks for Enliven Therapeutics, Inc. Individual board members may, from time to time, communicate with various constituencies that are involved with the Company, but it is expected that board members would do this with knowledge of management and, in most instances, only at the request of management.

In cases where stockholders and other interested parties wish to communicate directly with our non-management directors, messages can be sent to our Chief Legal Officer, at Enliven Therapeutics, Inc., 6200 Lookout Road, Boulder, CO 80301, Attn: Chief Legal Officer. Our Chief Legal Officer monitors these communications and will, if appropriate, route such communications to the appropriate director(s) or, if none is specified, to the chairperson of the board of directors or the Lead Independent Director (as defined in our Corporate Governance Guidelines) if the chairperson of the board of directors is not independent.

Our Chief Legal Officer may decide in the exercise of her judgment whether a response to any stockholder or interested party communication is necessary and shall provide a report to the company’s nominating and corporate governance committee on a quarterly basis of any communications received for which the Chief Legal Officer has responded.

These policies and procedures for stockholder and other interested party communications with the non-management directors is administered by our nominating and corporate governance committee. These policies and procedures do not apply to (a) communications to non-management directors from officers or directors of the Company who are stockholders or (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, as amended.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our board of directors has adopted corporate governance guidelines. These guidelines address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, we have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The code of business conduct and ethics is available on our website at https://ir.enliventherapeutics.com/corporate-governance/governance-documents. We intend to disclose future amendments to such code, or any waivers of its requirements, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions or our directors on our website or in a current report on Form 8-K.

Insider Trading Policy and Compliance
Our Board of Directors has adopted an Insider Trading Policy governing the purchase, sale, loan, and other transfers or dispositions of any equity securities (including common stock, options, restricted stock units, warrants and preferred stock), debt securities (including debentures, bonds and notes) of the Company and such other companies, whether direct or indirect, and any offer to engage in the foregoing transactions, and/or other disposition of our securities by directors, officers, employees, consultants, contractors and advisors of the Company (each, a “
Covered Person
” and collectively “
Covered Persons
”). We believe this policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. A copy of our Insider Trading Policy was filed as an exhibit to our Annual Report on Form
10-K
for fiscal year 2025.
From time to time, we may engage in transactions in our own securities. With regard to the Company’s trading in its own securities, it is the Company’s practice to comply with the federal securities laws and the applicable exchange listing requirements.

Hedging and Pledging Prohibitions

Our Insider Trading Policy, among other things, includes robust policies that bar employees from hedging and pledging our stock. Covered Persons, and to the extent applicable, immediate family members, persons who share a household with Covered Persons, economic dependents of Covered Persons and any entity whose transactions in securities that a Covered Person influences, directs or controls (“Related Persons”) are prohibited from pledging Company securities as collateral for any loan or as part of any other pledging transaction because doing so would be a violation of our Insider Trading Policy. Additionally, Covered Persons and Related Persons are barred from engaging in transactions in publicly-traded options, such as puts and calls, and other derivative securities with respect to the Company’s securities (other than stock options, restricted stock units and other compensatory awards issued to a Covered Person by Enliven). This prohibition extends to any hedging or similar transaction that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities either granted to a Covered Person as a part of his or her compensation or held directly or indirectly by a Covered Person.

Compensation Recovery Policy

In August 2023, our board of directors adopted a compensation recovery policy in compliance with Nasdaq and SEC rules requiring public companies to recover excess incentive-based compensation from any individual who is or was ever designated an “officer” by our board of directors in accordance with Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended, in the event of an accounting restatement. Consistent with the requirements, this policy requires that if we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws, we must clawback from covered officers any incentive-based compensation received by them on or after October 2, 2023 and during the applicable covered period (which generally includes the three completed fiscal years prior to the restatement date) that exceeds what they otherwise would have received had their incentive compensation been determined based on the restated amounts.

Role of the Board of Directors in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure. Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including independent auditor guidelines and policies with respect to identifying, monitoring and addressing enterprise risks. Our audit committee also monitors compliance with legal and regulatory requirements and reviews related party transactions, in addition to oversight of the performance and independence of our independent auditor and the performance of our internal audit function, if applicable. Our nominating and corporate governance committee reviews our corporate governance guidelines. Our compensation committee reviews and discusses whether any of our compensation policies and programs encourage excessive risk-taking, reviews the relationship between risk management policies and compensation and evaluates compensation policies and practices that could mitigate any such risk.

Director Compensation

In February 2023, our board of directors approved our outside director compensation policy (as amended, the “Director Compensation Policy”) for non-employee directors of the board of directors, in connection with and effective as of the closing of the Merger. Our board of directors most recently approved an amendment to the Director Compensation Policy in January 2026. Under the Director Compensation Policy, each non-employee director receives the cash and equity compensation for board services described below. The Company also reimburses non-employee directors for reasonable, customary, and documented travel expenses to board or committee meetings.

The Director Compensation Policy includes a maximum annual limit of $750,000 of cash retainers or fees and the Value (as defined below) of equity awards that may be paid, issued, or granted to a non-employee director in any fiscal year, increased to $1,000,000 in the first year an individual becomes a non-employee director. Any cash compensation paid, or equity awards granted to a person for services as an employee or for services as a consultant (other than as a non-employee director), or prior to the effective date of the Director Compensation Policy, will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to the Company’s non-employee directors.

Cash Compensation

In 2025, non-employee directors were entitled to receive the following cash compensation for their services under the Director Compensation Policy:

•	$40,000 per year for service as a board member (increased to $45,000 in January 2026);

•	$15,000 per year for service as chair of the audit committee (increased to $20,000 in January 2026);

•	$7,500 per year for service as a member of the audit committee (increased to $10,000 in January 2026);

•	$12,000 per year for service as chair of the compensation committee (increased to $15,000 in January 2026);

•	$6,000 per year for service as a member of the compensation committee (increased to $7,500 in January 2026);

•	$10,000 per year for service as chair of the nominating and corporate governance committee; and

•	$5,000 per year for service as a member of the nominating and corporate governance committee.

Each non-employee director who serves as the chair of a committee will receive the annual fee for service as a member of the board of directors and only the additional annual cash fee as the chair of the committee, and not the annual fee as a member of the committee. All cash payments to outside directors are paid quarterly in arrears on a pro-rated basis.

Equity Compensation

Initial Award: Under our Director Compensation Policy, each individual who first becomes a non-employee director following the effective date of the Director Compensation Policy will receive, on the first trading date on or after the date on which the person first becomes a non-employee director (the “Initial Start Date”), an award (an “Initial Award”) of stock options to purchase a number of shares of common stock of the Company having a Value (as defined below) of $650,000, with any resulting fraction rounded down to the nearest whole share; provided that the number of shares subject to an Initial Award will not exceed 64,923 (increased to 72,258 shares in January 2026), with such limit subject to equitable adjustment by the board of directors in the event of certain capitalization adjustments. Each Initial Award will vest in equal monthly installments over a 36 month period, in each case subject to the non-employee director continuing to be a non-employee director through the applicable vesting date. If the individual was a member of the board of directors and also an employee, becoming a non-employee director due to termination of employment will not entitle them to Initial Awards.

Annual Award: Under our Director Compensation Policy, each non-employee director automatically will receive, on the date of the first meeting of the Company’s board of directors that occurs in the first fiscal quarter of each year, an annual award (an “Annual Award”) of stock options to purchase a number of shares of common stock of the Company having a Value (as defined below) of $325,000 (provided that an Annual Award granted to the Chair will have a Value of $365,000), with any resulting fraction rounded down to the nearest whole share; provided that the first Annual Award granted to an individual who first becomes a non-employee director following the effective date of the Director Compensation Policy will have a Value (as defined below) equal to the product of (A) $325,000 multiplied by (B) a fraction, (i) the numerator of which is the number of fully completed months between the applicable Initial Start Date and the date of the first annual meeting of the Company’s stockholders to occur after such individual first becomes a non-employee director, and (ii) the denominator of which is 12; and provided further that the number of shares subject to an Annual Award will not exceed 32,461 (increased to 36,129 shares in January 2026) (or, 40,576 with respect to the Chair), with such limit subject to equitable adjustment by the board of directors in the event of certain capitalization adjustments and automatic pro rata adjustment pursuant to the terms of the Director

Compensation Policy with respect to the first Annual Award granted to an individual who first becomes a non-employee director following the effective date of the Director Compensation Policy. Each Annual Award will vest in full on the earlier of (x) the first anniversary of the annual meeting of the Company’s stockholders that occurs in the same calendar year as the date on which the Annual Award is granted or (y) the date of the annual meeting of the Company’s stockholders that occurs in the calendar year immediately following the calendar year containing the date on which the Annual Award is granted, in each case subject to the non-employee director continuing to be a non-employee director through the applicable vesting date.

For purposes of the Director Compensation Policy, “Value” means grant date fair value of the award as determined in accordance with U.S. generally accepted accounting principles, or such other methodology the board of directors or any designated committee of the board of directors, as applicable, may determine prior to the grant of the applicable equity award becoming effective.

In the event of a “change in control” (as defined in the Director Compensation Policy), each non-employee director will fully vest in their outstanding Company equity awards issued under the Director Compensation Policy, including any Initial Award or Annual Award, immediately prior to the consummation of the change in control provided that the non-employee director continues to be a non-employee director through such date.

In February 2026, our Board approved the grant of two stock options to purchase a total of 35,569 shares of our common stock to Mr. Gupta in consideration of Mr. Gupta continuing to serve on the Board following his decision to step down from OrbiMed at the end of 2025. While employed by OrbiMed, Mr. Gupta, per OrbiMed policy, transferred to OrbiMed the cash and any shares of our common stock issued under any equity awards (or the economic benefit thereof). The stock options were granted to Mr. Gupta in lieu of a 2026 annual award under our Director Compensation Policy, and are structured to be similar to the stock options Mr. Gupta would have received under our Director Compensation Policy had he been appointed as a new director on January 1, 2026. The first stock option granted to Mr. Gupta is substantially equivalent to an Initial Award granted under our Outside Director Compensation Policy, and covers 33,989 shares of our common stock that will vest in equal monthly installments over a 36-month period following January 2, 2026, subject to Mr. Gupta continuing to be a non-employee member of our board of directors through the applicable vesting date. The second stock option granted to Mr. Gupta is substantially equivalent to a pro-rated Annual Award granted under our Director Compensation Policy, and covers 1,580 shares of our common stock that will vest on the earlier of (x) the first anniversary of the annual meeting of the Company’s stockholders that occurs in calendar year 2026 or (y) the date of the annual meeting of the Company’s stockholders that occurs in calendar year 2027, subject to Mr. Gupta continuing to be a non-employee member of our board of directors through the applicable vesting date.

The following table sets forth information for the year ended December 31, 2025 regarding the compensation awarded to or earned by certain of our non-employee directors. Mr. Fair, our current President and Chief Executive Officer, and Mr. Kintz, our former President and Chief Executive Officer and current Head of Pipeline, did not receive any additional compensation for their service as members of our board of directors. Please see the Summary Compensation Table in the section titled “Executive Compensation” for the compensation paid or awarded in 2024 to Mr. Kintz and in 2025 to Messrs. Fair and Kintz.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)(2)	Total ($)
Rahul Ballal, Ph.D.	$40,000	$324,985	$364,985
Jake Bauer, M.B.A.	$61,000	$324,985	$385,985
Mika Derynck, M.D.	$52,500	$324,985	$377,485
Rishi Gupta, J.D.	$52,000	$324,985	$376,985
Richard Heyman, Ph.D.	$46,000	$365,000	$411,000
Lori Kunkel, Ph.D.	$45,000	$243,735	$288,735
Andrew Phillips, Ph.D.	$57,500	$324,985	$382,485

(1)

The amounts disclosed for all non-employee directors represent the aggregate grant date fair value of the stock options awarded in 2025 subject to time-based vesting conditions, computed in accordance with Financial

Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of this amount are described in the section “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Stock-Based Compensation” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
(2)	The aggregate number of shares subject to option awards held by each director as of December 31, 2025, is set forth in the table below:

Name	Number of Options
Rahul Ballal, Ph.D.	211,545
Jake Bauer, M.B.A.	89,128
Mika Derynck, M.D.	158,795
Rishi Gupta, J.D.	71,422
Richard Heyman, Ph.D.	107,334
Lori Kunkel, Ph.D.	56,991
Andrew Phillips, Ph.D.	71,422

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors is currently composed of eight (8) members. In accordance with our Restated Certificate, our board of directors is divided into three classes with staggered three-year terms. Effective at the Annual Meeting, the authorized number of directors will be decreased from eight (8) to seven (7) in light of Dr. Heyman’s term of office as a Class III director expiring at the Annual Meeting, and Dr. Heyman will not stand for re-election.

At the Annual Meeting, two Class III directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our board of directors may have the effect of delaying or preventing changes in control of our company.

Nominees

Our nominating and corporate governance committee has recommended, and our board of directors has approved, Richard Fair, M.B.A., and Lori Kunkel, M.D., as nominees for election as Class III directors at the Annual Meeting. If elected, each of Mr. Fair and Dr. Kunkel will serve as Class III directors until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal. Mr. Fair and Dr. Kunkel are currently directors of our company, and each has agreed to being named in this proxy statement as nominees. For information concerning the nominees, please see “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Mr. Fair and Dr. Kunkel. We expect that Mr. Fair and Dr. Kunkel will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our board of directors to fill such vacancy. If you are a beneficial owner of shares of our common stock and you do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee will leave your shares unvoted on this matter.

Vote Required

The election of two Class III directors requires a plurality of the votes cast by the stockholders entitled to vote on the election. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE TWO DIRECTORS NOMINATED BY OUR BOARD OF DIRECTORS AND NAMED IN THIS PROXY STATEMENT AS CLASS III DIRECTORS TO SERVE FOR A THREE-YEAR TERM.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to audit our financial statements for our fiscal year ending December 31, 2026. Ernst & Young LLP previously served as the Company’s independent registered public accounting firm prior to the Merger. Prior to the Merger, Deloitte served as Former Enliven’s independent registered public accounting firm since 2019.

The report of Deloitte on the financial statements of the Company for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2025 and 2024, there were (i) no disagreements as defined in Item 304(a)(1)(iv) of Regulation S-K with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreement in connection with its report and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has furnished to Deloitte the statements made in this Proposal No. 2.

At the Annual Meeting, stockholders are being asked to ratify the appointment of Deloitte as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Stockholder ratification of the appointment of Deloitte is not required by our bylaws or other applicable legal requirements. However, our board of directors is submitting the appointment of Deloitte to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on such matter (i.e., Proposal No. 2), such appointment will be reconsidered by our audit committee. Even if the appointment is ratified, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2026 if our audit committee believes that such a change would be in the best interests of Enliven and its stockholders. A representative of Deloitte is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by Deloitte for our fiscal years ended December 31, 2025 and 2024 (in thousands).

	2025	2024
Audit Fees(1)	$1,299	$957
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—

Total Fees	$1,299	$957

(1)

Audit Fees include the audit of annual financial statements included in the Annual Reports on Form 10-K, reviews of quarterly financial statements included in Quarterly Reports on Form 10-Q, consultations on matters addressed during the audit or quarterly reviews, and services provided in connection with SEC filings, including consents and comfort letters.

(2)	Audit-related fees consist of fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements.
(3)	Tax Fees consist of fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.
(4)	All Other Fees consist of fees billed for products and services provided by the principal accountant other than those that meet the other criteria above.

Auditor Independence

In 2025, there were no other professional services provided by Deloitte that would have required our audit committee to consider their compatibility with maintaining the independence of Deloitte.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All fees paid to Deloitte for our fiscal years ended December 31, 2025 and 2024 were pre-approved by our audit committee.

Vote Required

The ratification of the appointment of Deloitte requires the affirmative vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on such matter (i.e., Proposal No. 2).

Abstentions will have no effect on the proposal. A bank, broker or other nominee has authority to vote your unvoted shares held by the firms in street name on this proposal. If a bank, broker or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2026.

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK

Overview

Our stockholders are being asked to approve an amendment to our Restated Certificate to increase the number of authorized shares of common stock. On April 13, 2026, the Board approved an amendment to our Restated Certificate to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000.

Form of the Share Increase Amendment

The proposed amendment (the “Share Increase Amendment”) would only amend the first three paragraphs of Article FOURTH of the Restated Certificate to read in its entirety as follows:

“FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 210,000,000 shares, consisting of

(i)	200,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”) and

(ii)	10,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).”

The summary above is wholly qualified by the complete text of the Certificate of Amendment of the Restated Certificate of Incorporation, in the form attached hereto as Appendix B and incorporated herein by reference.

Background and Reasons for the Share Increase Amendment Proposal

The Restated Certificate currently authorizes the issuance of up to 110,000,000 shares of capital stock, consisting of (i) 100,000,000 shares of common stock and (ii) 10,000,000 shares of preferred stock. As of the close of business on the Record Date, there were (i) 60,895,009 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting, and (ii) no shares of preferred stock issued or outstanding.

Purpose of the Share Increase Amendment

The Board believes it is in the best interest of the Company to increase the number of authorized shares of common stock by 100,000,000 shares of common stock in order to ensure, among other things, that there are a sufficient number of authorized shares of common stock reserved for issuance.

At this time, the increase in authorized shares of the Company’s common stock is not in any way related to any plans or intentions to enter into a merger, consolidation, acquisition or similar business combination transaction.

Rights of Additional Authorized Shares

Any newly authorized shares of common stock will be identical to the shares of common stock now authorized and outstanding. The Share Increase Amendment will not alter the voting powers or relative rights of the common stock or preferred stock. In accordance with our Restated Certificate and Delaware law, any of our authorized but unissued shares of preferred stock are “blank check” preferred stock which shall have such voting rights, dividend rights, liquidation preferences, conversion rights and preemptive rights as may be designated by the Board pursuant to a certificate of designation. We are not seeking to increase the number of authorized shares of preferred stock.

Potential Adverse Effects of the Share Increase Amendment

The adoption of the Share Increase Amendment will have no immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders. The Board has no current plans to issue shares from the additional authorized shares provided by the Share Increase Amendment Proposal. However, any future issuance of additional authorized shares of our common stock may, among other things, dilute the earnings per share of common stock and the equity and voting rights of those holding common stock at the time the additional shares are issued. Additionally, this potential dilutive effect may cause a reduction in the market price of our common stock.

Potential Anti-Takeover Effects

By increasing the number of authorized but unissued shares of common stock, thus increasing the total amount of the Company’s authorized shares of capital stock, our ability to issue additional shares of common stock could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, our ability to issue additional shares of common stock could adversely affect the ability of third parties to take over the Company or effect a change of control of the Company by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company that the Board determines is not in the Company’s best interests or in the best interests of our stockholders. The ability of the Board to cause the Company to issue substantial amounts of common stock or preferred stock without the need for stockholder approval, except as may be required by law or regulation, upon such terms and conditions as the Board may determine from time to time in the exercise of its business judgment, may, among other things, result in practical impediments with respect to changes in control of the Company or have the effect of diluting the stock ownership of holders of common stock seeking to obtain control of the Company. The issuance of common stock or preferred stock, while providing desirable flexibility in connection with potential financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in control of the Company. The Board, however, does not intend or view the Share Increase Amendment Proposal to effect the Share Increase Amendment as an anti-takeover measure, nor does the Board contemplate using the resulting increase in shares of common stock (the “Share Increase”) in this manner in the foreseeable future.

Appraisal or Dissenters’ Rights

Pursuant to Delaware law, stockholders are not entitled to appraisal rights or dissenters’ rights with respect to the Share Increase Amendment or the Share Increase.

Effectiveness of Share Increase Amendment

If the Share Increase Amendment Proposal is approved by the stockholders at the Annual Meeting, the Share Increase Amendment will become effective upon the effectiveness of the filing of a certificate of amendment to our Restated Certificate with the Secretary of State of the State of Delaware. The Board will have sole and absolute discretion to determine the time and date, if at all, of the filing of the Share Increase Amendment.

Vote Required

The approval of the amendment to our Restated Certificate requires the affirmative vote of a majority of the voting power of the votes cast by the holders of all the shares of stock present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on the Share Increase Amendment Proposal. Abstentions and broker non-votes, if any, will have no effect on the Share Increase Amendment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO OUR RESTATED CERTIFICATE TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL NO. 4

NON-BINDING, ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and SEC rules, we are providing our stockholders with the opportunity to vote to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed pursuant to Section 14A of the Exchange Act. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all our named executive officers and the philosophy, policies, and practices described in this proxy statement.

Vote Required

The Say-on-Pay vote is advisory, and therefore is not binding on us, our management, compensation committee, or our board of directors. The Say-on-Pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies, and practices, which our management and compensation committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our board of directors, management, and compensation committee value the opinions of our stockholders. To the extent there is a significant vote against the compensation of our named executive officers as disclosed in this proxy statement, we will endeavor to communicate with stockholders to better understand and consider the concerns that influenced the vote, and our management and Compensation Committee will evaluate whether any actions are necessary to address those concerns.

We believe that the information provided in the section titled “Executive Compensation” demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, IN AN ADVISORY (NON-BINDING) VOTE, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE PROXY STATEMENT.

PROPOSAL NO. 5

NON-BINDING, ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act and Section 14A of the Exchange Act enable our stockholders to indicate their preference at least once every six years regarding how frequently we should solicit a non-binding advisory vote on the compensation of our named executive officers as disclosed in our proxy statement. Accordingly, we are asking our stockholders to indicate whether they would prefer an advisory vote every one year, two years, or three years. Alternatively, stockholders may abstain from casting a vote. After considering the benefits and consequences of each alternative, our board of directors recommends that the advisory vote on the compensation of our named executive officers be submitted to the shareholders every one year. In formulating its recommendation, our board of directors considered that compensation decisions are made annually and that an annual advisory vote on the compensation of our named executive officers will allow stockholders to provide more frequent and direct input on our compensation philosophy, policies, and practices.

Vote Required

The alternative among one year, two years, or three years that receives the highest number of votes cast at the Annual Meeting by stockholders entitled to vote thereon will be deemed to be the frequency preferred by our stockholders. Abstentions and broker non-votes will have no effect on this proposal.

While our board of directors believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preference, on an advisory basis, as to whether non-binding future stockholder advisory votes on the compensation of our named executive officers should be held every one year, two years, or three years.

Although the vote is non-binding, our board of directors and our compensation committee value the opinions of our stockholders in this matter and, to the extent there is any significant vote in favor of one time period over another, will consider the outcome of this vote when making future decisions regarding the frequency of holding future stockholder advisory votes on the compensation of our named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE TO HOLD FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY ONE YEAR.

AUDIT COMMITTEE REPORT

The information contained in the following Audit Committee Report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

The audit committee assists our board of directors with respect to its oversight of:

•	our accounting and financial reporting processes and internal controls;

•	the audit and integrity of our financial statements;

•	our compliance with applicable law, including United States federal securities laws and other legal and regulatory requirements;

•

our major financial risk exposures, policies for identifying, monitoring and addressing enterprise risks, the steps management has taken to monitor and control these risks, and management’s plans to assess such risks; and

•	the independent registered public accounting firm’s qualifications, independence and performance.

The audit committee also reviews the performance of our independent registered public accounting firm, Deloitte, in the annual audit of our financial statements and in assignments unrelated to the audit, and reviews the independent registered public accounting firm’s fees.

The audit committee is composed of three non-employee directors. Our board of directors has determined that each member of the audit committee is independent, and that each of Messrs. Bauer and Gupta qualifies as an “audit committee financial expert” under the SEC rules.

The audit committee provides our board of directors such information and materials as it may deem necessary to make our board of directors aware of financial matters requiring the attention of our board of directors. The audit committee reviews our financial disclosures and meets privately, outside the presence of our management, with our independent registered public accounting firm. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements in our 2025 Annual Report on Form 10-K with management, including a discussion of key line items, year-over-year changes and factors driving such results. The audit committee discussed both the financial and non-financial components of the 2025 Annual Report on Form 10-K. The audit committee reports on these meetings to our board of directors.

The audit committee received the Company’s audited consolidated balance sheet as of December 31, 2025, the related consolidated statements of operations and comprehensive loss, stockholders’ equity, and cash flows for the year ended December 31, 2025, and the report of Deloitte (collectively, the “Audited Financial Statements”). The audit committee reviewed and discussed the Company’s Audited Financial Statements with management and Deloitte. The audit committee discussed with Deloitte the matters required to be discussed in accordance with Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees.

The audit committee has received and reviewed the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB regarding Deloitte’s communications with the audit committee concerning independence and has discussed with Deloitte its independence. In addition, the audit committee has discussed with Deloitte its independence from management and the Company, including matters in the letter from Deloitte required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and considered the compatibility of non-audit services with Deloitte’s independence.

Based on the review and discussions referred to above, the audit committee recommended to our board of directors that the Company’s Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the Securities and Exchange Commission.

The audit committee also has selected Deloitte as the independent registered public accounting firm for fiscal year 2026. Our board of directors recommends that stockholders ratify this selection at the Annual Meeting.

Respectfully submitted by the members of the audit committee of the board of directors:

Jake Bauer, M.B.A. (Chair)

Mika Derynck, M.D.

Rishi Gupta, J.D.

EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers and their respective ages as of March 3, 2026. Officers are elected by the board of directors to hold office until their successors are elected and qualified.

Name	Age	Position
Richard Fair, M.B.A.	57	President, Chief Executive Officer and Director
Benjamin Hohl	37	Chief Financial Officer and Head of Corporate Development
Helen Collins, M.D.	63	Chief Medical Officer

For the biography of Mr. Fair, please see “Board of Directors and Corporate Governance—Nominees for Director.”

Benjamin Hohl has served as Enliven’s Chief Financial Officer and Head of Corporate Development since the closing of the Merger on February 23, 2023, and was appointed in connection with the closing of the Merger. Mr. Hohl has served as Former Enliven’s Chief Financial Officer since August 2021. Mr. Hohl joined Former Enliven from the Healthcare Investment Banking Group at Goldman Sachs & Co LLC, an investment bank and financial services company, where he worked as an investment banker for nearly a decade advising on and executing biopharmaceutical and life sciences financing and strategic transactions from July 2012 to July 2021. He holds a B.A. in Business Economics and Accounting from the University of California, Los Angeles.

Helen Collins, M.D., has served as Enliven’s Chief Medical Officer since the closing of the Merger on February 23, 2023, and was appointed in connection with the closing of the Merger. Dr. Collins served as Former Enliven’s Chief Medical Officer from July 2021 until the closing of the Merger. Prior to joining Former Enliven, Dr. Collins was with Five Prime Therapeutics, Inc., a clinical-stage biotechnology company focused on oncology and immunology diseases which was acquired by Amgen, Inc., where she served as Executive Vice President from August 2019 and Chief Medical Officer from March 2017 to April 2021. She also served as Senior Vice President from March 2017 to August 2019 and Vice President of Clinical Development from June 2016 to March 2017. She serves as a member of the board of directors of Kura Oncology, Inc., a clinical stage biopharmaceutical company. Dr. Collins holds an A.B. in Chemistry from Bryn Mawr College and an M.D. from the Johns Hopkins University School of Medicine.

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our compensation committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that our Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and individual goal achievement. Our compensation committee then reviews the recommendations and other market data. Our compensation committee makes decisions as to total compensation for each executive officer (excluding our Chief Executive Officer, whose compensation is determined by our board of directors), although it may instead, in its discretion, make recommendations to our board of directors regarding executive compensation.

Our named executive officers for 2025, which consist of our principal executive officer, our former principal executive officer, and the next two most highly compensated executive officers, are:

•	Richard Fair, M.B.A., President and Chief Executive Officer;

•	Helen Collins, M.D., Chief Medical Officer;

•	Ben Hohl, Chief Financial Officer and Head of Corporate Development; and

•	Sam Kintz, M.B.A., Former President and Former Chief Executive Officer.

Summary Compensation Table

The following table shows information regarding the compensation of our named executive officers for services performed during the years ended December 31, 2025 and 2024. Messrs. Fair and Hohl were not named executive officers for the year ended December 31, 2024.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)		Total ($)
Named Executive Officers
Richard Fair, M.B.A.
President and Chief Executive Officer	2025	38,077	11,880,138	—	711	(4)	11,918,926
Sam Kintz, M.B.A.	2025	624,154	7,952,553	316,800	15,140	(5)	8,908,647
Former President and Chief Executive Officer	2024	600,000	4,487,860	360,000	13,800	(4)	5,461,660
Helen Collins, M.D.	2025	523,000	2,775,279	188,280	15,140	(6)	3,501,699
Chief Medical Officer	2024	495,000	2,025,010	237,600	13,800	(4)	2,771,410
Ben Hohl
Chief Financial Officer	2025	480,000	2,775,279	172,800	15,094	(7)	3,443,173

(1)	The amounts disclosed represent the dollar value of base salary earned by the named executive officer as of December 31, 2025 and 2024.
(2)

The amounts disclosed represent the aggregate grant date fair value of the stock options awarded in 2024 or 2025, as applicable, subject to time-based vesting conditions, computed in accordance with FASB ASC Topic 718, Compensation—Stock Compensation. Assumptions used in the calculation of this amount are described in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Stock-Based Compensation” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

(3)

The amounts disclosed for 2025 represent annual bonuses earned by the named executive officer for achievement of 2025 performance metrics and paid in 2026 under the Company’s 2025 Bonus Plan. The amounts disclosed for 2024 represent annual bonuses earned by the named executive officer for achievement of 2024 performance metrics and paid in 2025 under the Company’s 2024 Bonus Plan. For additional details, please see the section below titled “Non-Equity Incentive Plan Compensation.”

(4)	Consists of 401(k) matching contributions.
(5)	Consists of (i) $14,000 in 401(k) matching contributions and (ii) $1,140 in life insurance premiums.
(6)	Consists of (i) $14,000 in 401(k) matching contributions and (ii) $1,140 in life insurance premiums.
(7)	Consists of (i) $14,000 in 401(k) matching contributions and (ii) $1,094 in life insurance premiums.

Employment Arrangements with Our Named Executive Officers

Richard Fair, M.B.A.

We have entered into an employment offer letter with Mr. Fair, our President and Chief Executive Officer pursuant to which Mr. Fair commenced employment as of December 11, 2025. The employment offer letter has no specific term and provides for at-will employment. Mr. Fair’s current annual base salary is $660,000, and Mr. Fair’s current annual target bonus is 55% of his annual base salary.

Mr. Fair is eligible for severance and change in control benefits, as more fully described below in the section titled “Potential Payments upon Termination or Change in Control.”

Helen Collins, M.D.

We have entered into an amended and restated confirmatory employment letter with Dr. Collins, our Chief Medical Officer. The confirmatory employment letter currently has no specific term and provides for at-will employment. In January 2026, the compensation committee of the Company’s board of directors approved an increase to Dr. Collins’ current annual base salary to $545,000, and Dr. Collins’ current annual target bonus is 40% of her annual base salary. As of December 31, 2025, Dr. Collins’ annual base salary was $523,000, and Dr. Collins’ annual target bonus was 40% of her annual base salary.

Dr. Collins is eligible for severance and change in control benefits, as more fully described below in the section titled “Potential Payments upon Termination or Change in Control.”

Benjamin Hohl

We have entered into a confirmatory employment letter with Mr. Hohl, our Chief Financial Officer. The confirmatory employment letter has no specific term and provides for at-will employment. In January 2026, the compensation committee of the Company’s board of directors approved an increase to Mr. Hohl’s current annual base salary to $530,000, and Mr. Hohl’s current annual target bonus is 40% of his annual base salary. As of December 31, 2025, Mr. Hohl’s annual base salary was $480,000, and Mr. Hohl’s annual target bonus was 40% of his annual base salary.

Mr. Hohl is eligible for severance and change in control benefits, as more fully described in “Potential Payments upon Termination or Change in Control.”

Kintz Transition and Consulting Agreements

Sam Kintz, M.B.A.

We have entered into a transition agreement with Mr. Kintz, our Head of Pipeline and former President and Chief Executive Officer, pursuant to which Mr. Kintz’s employment as President and Chief Executive Officer terminated effective December 11, 2025. Prior to the effectiveness of the transition agreement, Mr. Kintz’s annual base salary was

$640,000, and Mr. Kintz’s annual target bonus was 55% of his annual base salary. We have also entered into a consulting agreement with Mr. Kintz, pursuant to which he assumed a consultant role as Head of Pipeline, effective as of December 12, 2025.

Pursuant to the transition agreement, Mr. Kintz will receive or has received the following: (i) payment of his annual bonus in respect of 2025 based on actual achievement at the same time 2025 annual bonuses are paid to other Company executives, subject to his continued service through the payment date, (ii) reimbursement for the cost of continued health care coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, until December 31, 2026, (iii) vesting acceleration as to a total of 140,457 shares subject to his then-outstanding Company options, followed by forfeiture of any other stock options to the extent unvested and outstanding, and (iv) extension of the post-resignation exercise period of his remaining outstanding Company vested stock options through the original term of such stock options, subject to early termination in accordance with the terms of the Former Enliven 2019 Plan (as defined below) or Amended and Restated 2020 Equity Incentive Plan, as applicable.

Mr. Kintz is eligible to receive monthly payments of $41,667 per month under the consulting agreement. Either the Company or Mr. Kintz may terminate Mr. Kintz’s service under the consulting agreement at any time.

Non-Equity Incentive Plan Compensation

2025 Bonus Plan

The Company provides cash incentive compensation to its named executive officers based on their meeting of one or more corporate performance objectives (the “2025 Bonus Plan”). The performance objectives that the named executive officers must meet change from year to year as market conditions evolve and different priorities are established, but the Company’s board of directors select challenging goals that are achievable only by strong performance.

All of the Company’s named executive officers, other than Mr. Fair, participated in the 2025 Bonus Plan, which provided them with an opportunity to receive formula-based incentive amounts on an annual basis. These named executive officers’ target bonus opportunities under the 2025 Bonus Plan are expressed as a percentage of each named executive officer’s annual base salary. The target bonus opportunity for each of Mr. Hohl was 40%, for Mr. Kintz was 55%, and for Dr. Collins was 40% for 2025. Mr. Fair did not receive a bonus opportunity for 2025 as Mr. Fair commenced employment on December 11, 2025.

For 2025, the performance metrics for which achievement was measured to determine bonuses were as follows:

•	Clinical Development Goals

•	Pipeline Goals

•	Corporate and Strategic Goals

In January 2026, the compensation committee of the Company’s board of directors reviewed achievement of the performance metrics and, after an assessment and based on such achievement, determined to approve a bonus payout of 90% of target for each of our named executive officers under the 2025 Bonus Plan.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by each of our named executive officers as of December 31, 2025:

	Option awards (1)
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)		Option expiration date
Richard Fair, M.B.A.	—	(2)	875,000	18.77		12/11/2035
Sam Kintz, M.B.A.	188,841	(3)	—	1.12		6/15/2030
	404,363	(3)	—	2.48	(4)	3/24/2031
	320,166	(5)(6)	—	22.75		4/4/2033
	187,916	(5)(7)	—	14.85		2/13/2034
	122,500	(5)(8)	—	22.47		2/6/2035
Helen Collins, M.D.	266,268	(2)(3)	—	2.48	(4)	6/16/2031
	145,916	(6)	60,084	22.75		4/4/2033
	84,791	(7)	100,209	14.85		2/13/2034
	—	(8)	171,000	22.47		2/6/2035
Ben Hohl	92,056	(3)	—	2.48	(4)	8/1/2031
	145,916	(6)	60,084	22.75		4/4/2033
	84,791	(7)	100,209	14.85		2/13/2034
	—	(8)	171,000	22.47		2/6/2035

(1)	The share values and option exercise price reflect shares subject to such assumed awards as measured on a post-Merger, post-Reverse Stock Split basis.
(2)

25% of the shares subject to the option will vest on December 11, 2026 and the remainder vest in 36 equal monthly installments thereafter, subject to such named executive officer’s continuous service with the Company.

(3)

This outstanding equity award was granted pursuant to the Former Enliven 2019 Equity Incentive Plan (the “Former Enliven 2019 Plan”). In connection with the Merger, each stock option granted under the Former Enliven 2019 Plan that was outstanding immediately prior to the effective time of the Merger was assumed by the Company and became an option to acquire, on the same terms and conditions as were applicable to such Former Enliven stock option immediately prior to the effective time of the Merger, a number of shares of Company common stock equal to the number of shares of Former Enliven common stock subject to the unexercised portion of the Former Enliven stock option immediately prior to the effective time of the Merger, multiplied by the exchange ratio (rounded down to the nearest whole share number), with an exercise price per share for the options equal to the exercise price per share of such Former Enliven stock option immediately prior to the effective time of the Merger divided by the exchange ratio (rounded up to the nearest whole cent). Such assumed options continue to be governed by the terms and conditions of the Former Enliven 2019 Plan. Upon the closing of the Merger, the Company assumed the Former Enliven 2019 Plan. The share values above reflect shares subject to such assumed awards as measured on a post-Merger, post-Reverse Stock Split basis.

(4)

This stock option was originally granted with an exercise price of $4.68 per share. On August 9, 2022, the Former Enliven board of directors amended the exercise price of all outstanding and unexercised stock options with an exercise price per share greater than $2.48 to $2.48. No other terms or conditions of the option were changed in connection with the repricing.

(5)

Pursuant to his transition agreement described above, Mr. Kintz received vesting acceleration as to a total of 140,457 shares subject to his then-outstanding Company options, followed by cancellation of any other stock options to the extent unvested and outstanding.

(6)

25% of the shares subject to the option vested on February 23, 2024 and the remainder vest or were scheduled to vest in 36 equal monthly installments thereafter, subject to such named executive officer’s continuous service with the Company.

(7)

25% of the shares subject to the option vested on February 13, 2025 and the remainder vest or were scheduled to vest in 36 equal monthly installments thereafter, subject to such named executive officer’s continuous service with the Company.

(8)

25% of the shares subject to the option vested or were scheduled to vest on February 6, 2026 and the remainder vest or were scheduled to vest in 36 equal monthly installments thereafter, subject to such named executive officer’s continuous service with the Company.

Potential Payments upon Termination or Change in Control

The board of directors has approved and we have entered into change in control and severance agreements with our named executive officers. Mr. Kintz ceased to be eligible to receive benefits under his change in control and severance agreement in connection with his transition to a consultant role, effective as of December 12, 2025.

Pursuant to the change in control and severance agreements, if, within the 3 month period prior to or the 12 month period following a “change in control” (as defined in the applicable agreement), the Company terminates the employment of the applicable executive without “cause” (excluding death or disability) or such executive resigns for “good reason” (as defined in the applicable agreement) and within 60 days of such termination the executive executes and does not revoke a separation agreement and release of claims, such executive will be entitled to receive (i) a lump sum payment equal to the sum of 12 months (or 24 months with respect to Mr. Fair) of such executive’s then current annual base salary and 100% (or 150% with respect to Mr. Fair) of the executive’s annual target bonus, less applicable withholdings, (ii) payment of premiums to maintain group health insurance continuation benefits pursuant to COBRA for such executive and such executive’s respective eligible dependents for up to 12 months (or 18 months with respect to Mr. Fair) and (iii) vesting acceleration as to 100% of the then-unvested shares subject to each of such executive’s then outstanding equity awards (and in the case of awards subject to performance-based vesting conditions, such performance-based vesting conditions will be deemed achieved at target, unless otherwise specified in the applicable award agreement governing such award). In addition, Mr. Fair would be eligible receive (i) if Mr. Fair’s termination date occurs after the end of a fiscal year but before the date the bonus for such fiscal year is paid, a single, lump sum payment equal to the amount of the bonus that would have been paid to Mr. Fair for such fiscal year had Mr. Fair remained employed through the date such bonus was paid (the “Prior Year Bonus”), and (ii) the extension of the post-termination exercise period of Mr. Fair’s vested and outstanding stock option grants until the earlier of, subject to the terms of the applicable equity plan, (x) the one-year anniversary of Mr. Fair’s termination date and (y) the maximum term of the applicable stock option grant (the “Option Extension”).

Pursuant to the change in control and severance agreements, if, outside of the 3 month period prior to or the 12 month period following a “change in control” (as defined in the applicable agreement), the Company terminates the employment of the applicable executive without “cause” (excluding death or disability) or such executive resigns for “good reason” (as defined in the applicable agreement) and within 60 days of such termination the executive executes and does not revoke a separation agreement and release of claims, such executive will be entitled to receive (i) continuing payments of his or her then current annual base salary for a period of 9 months (or 12 months with respect to Mr. Fair), and (ii) payment of premiums to maintain group health insurance continuation benefits pursuant to COBRA for such executive and such executive’s respective eligible dependents for up to 9 months (or up to 12 months with respect to Mr. Fair). Additionally, Mr. Fair would be eligible to receive both the Prior Year Bonus and the Option Extension.

Pursuant to the change in control and severance agreements, in the event any payment to the applicable executive would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, as amended (the “Code”) (as a result of a payment being classified as a parachute payment under Section 280G of the Code), such executive will receive such payment as would entitle such executive to receive the greatest after-tax benefit, even if it means that the Company pays such executive a lower aggregate payment so as to minimize or eliminate the potential excise tax imposed by Section 4999 of the Code.

Pay Versus Performance
As required by Item 402(v) of SEC Regulation
S-K,
the following table, footnotes and discussion provide “Pay versus Performance” regarding the relationship between executive compensation actually paid (“CAP”), as calculated under the applicable SEC rules, for the last two (2) fiscal years. As required by SEC rules, as it applies to smaller reporting companies, the table presented below discloses CAP for (i) our principal executive officers (“PEOs”) and (ii) our NEOs other than the PEO (the
“non-PEO
NEOs”), on an average basis. The information provided below was not considered by our compensation committee in structuring or determining compensation for our NEOs.

Year	Summary Compensation Table Total for PEO Richard Fair (1) $	Summary Compensation Table Total for PEO Sam Kintz (1) $	Compensation Actually Paid to PEO Richard Fair (1)(2)(3) $	Compensation Actually Paid to PEO Sam Kintz (1)(2)(3) $	Average Summary Compensation Table Total for Non-PEO NEOs (4) $	Average Compensation Actually Paid to Non-PEO NEOs (2)(3)(4) $	Year-end value of $100 invested in ELVN on 12/31/2023 (5) $	Net Loss (Income) (in millions) (6) $
2025	11,918,926	8,908,647	8,472,613	(3,925,401)	3,472,436	512,077	111.27	(103.7)
2024	N/A	5,461,660	N/A	11,752,602	2,752,910	5,899,252	162.57	(89.0)

(1)	Sam Kintz became our PEO in February 2023, in connection with the Merger, and ceased to be our PEO effective as of December 11, 2025. Richard Fair has been our PEO from December 11, 2025, to present.

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation
S-K
and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. Deductions from, and additions to, total compensation in the Summary Compensation Table by year to calculate Compensation Actually Paid include:

	2025			2024
	Richard Fair	Sam Kintz	Average Non-CEO NEOs	Sam Kintz	Average Non-CEO NEOs

Total Compensation from Summary Compensation Table	$11,918,926	$8,908,647	$3,472,436	$5,461,660	$2,752,910

Total Adjustments for Pension	$—	$—	$—	$—	$—
Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	$(11,880,138)	$(7,952,553)	$(2,775,279)	$(4,487,860)	$(2,025,010)
Year-end fair value of unvested awards granted in the current year	$8,433,825	$—	$1,435,678	$6,602,309	$2,979,100
Year-over-year difference of year-end fair values for unvested awards granted in prior years	$—	$—	$(1,135,434)	$1,656,224	$1,054,846
Fair values at vest date for awards granted and vested in current year	$—	$1,273,615	$—	$—	$—
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$—	$(649,087)	$(485,324)	$2,520,269	$1,137,406
Forfeitures during current year equal to prior year-end fair value	$—	$(5,506,023)	$—	$—	$—

Total Adjustments for Equity Awards	$(3,446,313)	$(12,834,048)	$(2,960,359)	$6,290,942	$3,146,342
Compensation Actually Paid (as calculated)	$8,472,613	$(3,925,401)	$512,077	$11,752,602	$5,899,252

(3)	Equity values are calculated in accordance with FASB ASC Topic 718. The following summarizes the valuation assumptions used for stock option awards included as part of Compensation Actually Paid:

•	Expected life of each stock option is based on the “simplified method” using an average of the remaining vest and remaining term, as of the vest/fiscal year end date.

•	Strike price is based on each grant date closing price and asset price is based on each vest/fiscal year end closing price.

•	Risk free rate is based on the Treasury Constant Maturity rate closest to the remaining expected life as of the vest/fiscal year end date.

•
Historical volatility is based on daily price history for each expected life (years) prior to each vest/fiscal year end date. Closing prices provided by S&P Capital IQ are adjusted for dividends and splits.

•	Represents annual dividend yield on each vest/fiscal year end date.

(4)	The individuals comprising the Non-PEO NEOs for each year presented are the following executives:

•	2025: Benjamin Hohl and Helen Collins

•	2024: Helen Collins and Joseph P. Lyssikatos

(5)
The Company total shareholder return (“TSR”) assumes $100 was invested in the Company for the period starting December 31, 2023, through the end of the listed year. Cumulative TSR is calculated by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between (1) the Company’s share price at the end of the measurement period and (2) the Company’s share price at the beginning of the measurement period, by (ii) the Company’s share price at the beginning of the measurement period. Historical stock performance is not necessarily indicative of future stock performance.

(6)	The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year.
Relationship Between PEO and
Non-PEO
NEO Compensation Actually Paid and Company TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our
Non-PEO
NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

Relationship Between PEO and
Non-PEO
NEO Compensation Actually Paid and Net Income (Loss)
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our
Non-PEO
NEOs, and our Net Income (Loss) during the two most recently completed fiscal years.

Equity Compensation Plan Information
The following table contains information about the Company’s equity compensation plans as of December 31, 2025, as measured on a post-Merger, post-Reverse Stock Split basis:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by the Company’s security holders
The Company’s 2016 Stock Incentive Plan	94,464	$19.68	—
The Company’s Equity Plan (1)	6,443,037	$20.22	4,561,256
The Company’s 2020 ESPP (2)	—	—	723,754
The Company’s 2019 Equity Incentive Plan (3)	1,990,347	$2.20
Equity compensation plans not approved by the Company’s security holders (4)			—
The Company’s 2025 Inducement Equity Incentive Plan	875,000	$18.77

Total	9,402,848	$16.23	5,285,010

(1)
The Company’s Equity Plan provides as follows: (i) subject to adjustment in the event of stock splits, stock dividends, or similar changes in capitalization, the number of shares of Company common stock reserved for issuance under the plan is 7,175,000 shares, (ii) on the first day of each fiscal year during the term of the plan, beginning with the fiscal year commencing on January 1, 2024, the shares of Company common stock reserved for issuance under the Equity Plan will be automatically increased by a number of shares equal to 4.5% of the number of shares of Company common stock outstanding on the first day of such fiscal year or a lesser number of shares determined by the Company’s board of directors (the “
Equity Plan Evergreen Provision
”), (iii) up to 7,175,000 shares of Company common stock may be granted under the Plan as “incentive stock options”, (iv) the term of the plan expires on the tenth anniversary of the closing date of the Merger. On January 1, 2026, 2,674,802 additional shares were reserved for future issuance under the Equity Plan under the Equity Plan Evergreen Provision.

(2)
The Company’s 2020 Employee Stock Purchase Plan (the “
2020 ESPP
”) provides as follows: subject to adjustment in the event of stock splits, stock dividends, or similar changes in capitalization, the number of shares of Company common stock reserved for issuance under the 2020 ESPP is 407,133 shares plus an annual increase to be added on the first day of each fiscal year, commencing on January 1, 2024 and ending on January 1, 2043, equal to the least of (i) 407,133 shares of common stock, (ii) 1% of the outstanding shares on such date and (iii) an amount determined by the Company’s board of directors (the “
ESPP Evergreen Provision
”). No additional shares were reserved for issuance in 2026 under the 2020 ESPP pursuant to the ESPP Evergreen Provision.

(3)
In connection with the Merger, we assumed options outstanding under the Former Enliven 2019 Plan. Upon the closing of the Merger, those options were assumed and became exercisable for shares of our common stock pursuant to an exchange ratio. The share values and weighted average exercise price above reflect shares subject to such assumed awards as measured on a post-Merger, post-Reverse Stock Split basis.

(4)
The Company’s 2025 Inducement Equity Incentive Plan (the “
Inducement Plan
”) provides as follows: subject to adjustment in the event of stock splits, stock dividends, or similar changes in capitalization, the number of shares of Company common stock reserved for issuance under the Inducement Plan is 875,000 shares.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
Our board of directors and compensation committee do not take material nonpublic information into account when determining the timing and terms of any stock option grant. The timing of any stock option grants to recipients in connection with new hires, promotions, or other non-routine
grants is tied to the event giving rise to the award (such as an employee’s commencement of employment or promotion effective date). We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
No stock options were issued to executive officers in 2025 during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public
information and ending one business day after the filing or furnishing of such report with the SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of March 31, 2026 by:

•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;

•	each of the named executive officers;

•	each of our directors; and

•	all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.

We have based our calculation of the percentage of beneficial ownership on 60,889,655 shares of our common stock outstanding as of March 31, 2026. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2026 to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Enliven Therapeutics, Inc., 6200 Lookout Road, Boulder, CO 80301.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned (%)
5% stockholders:
Entities affiliated with OrbiMed Advisors LLC (1)	7,959,538	13.1%
Entities affiliated with Venrock Healthcare Capital Partners (2)	3,226,331	5.3%
Entities affiliated with FMR LLC (3)	7,870,219	12.9%
Fairmount Healthcare Fund II LP (4)	3,711,444	6.1%
Commodore Capital Master LP (5)	6,218,749	10.0%
Vestal Point Capital, LP (6)	3,830,000	6.3%
Named Executive Officers and Directors
Richard Fair, M.B.A.	—	—
Sam Kintz, M.B.A. (7)	1,283,474	2.1%
Helen Collins, M.D. (8)	461,142	*
Ben Hohl (9)	442,930	*
Rahul D. Ballal, Ph.D. (10)	213,395	*
Jake Bauer, M.B.A. (11)	156,009	*
Mika Derynck, M.D. (12)	138,304	*
Scott Garland, M.B.A. (13)	33,176	*
Rishi Gupta, J.D. (14)	54,707	*
Richard Heyman, Ph.D. (15)	256,185	*
Lori Kunkel, M.D. (16)	91,931	*
All current executive officers and directors as a group (10 persons) (17)	1,847,779	3.0%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of Enliven’s common stock.

(1)

Based on a Schedule 13D/A filed with the SEC on June 17, 2025 jointly on behalf of OrbiMed Advisors LLC, OrbiMed Capital GP VII LLC, OrbiMed Genesis GP LLC, and OrbiMed Capital LLC, and information provided to us by the stockholder. Consists of (i) 7,663,349 shares held of record by OrbiMed Private Investments VII, LP (“OPI VII”); (ii) 254,814 shares held of record by OrbiMed Genesis Master Fund, L.P. (“Genesis”); and (iii) 41,375 shares held of record by The Biotech Growth Trust PLC (“BIOG”). OrbiMed Capital GP VII LLC (“OrbiMed GP”) is the general partner of OPI VII. OrbiMed Genesis GP LLC (“OrbiMed Genesis”) is the general partner of Genesis. OrbiMed Advisors LLC (“OrbiMed Advisors”) is the managing member of OrbiMed GP and OrbiMed Genesis. OrbiMed Capital LLC (“OrbiMed Capital”) is the portfolio manager of BIOG. By virtue of such relationships, OrbiMed GP and OrbiMed Advisors may be deemed to have voting power and investment power over the securities held by OPI VII, and OrbiMed Genesis and OrbiMed Advisors may be deemed to have voting power and investment power over the securities held by Genesis. OrbiMed Capital, as the portfolio manager of BIOG, may be directly or indirectly to be the beneficial owner of the shares held by BIOG. OrbiMed Advisors and OrbiMed Capital exercise voting and investment power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the securities held by OPI VII, Genesis, and BIOG. The principal business address of each of the entities and individuals is c/o OrbiMed Advisors LLC, 601 Lexington Avenue, 54th Floor, New York, New York 10022.

(2)

Based solely on a Schedule 13G/A filed with the SEC on November 14, 2025 jointly on behalf of Venrock Healthcare Capital Partners III, L.P. (“VHCP III”), VHCP Co-Investment Holdings III, LLC (“VHCP Co-Investment III”), Venrock Healthcare Capital Partners EG, L.P. (“VHCP EG”), VHCP Management III, LLC, VHCP Management EG, LLC, Nimish Shah, and Bong Y. Koh. Consists of (i) 704,336 shares held by VHCP III; (ii) 70,454 shares held by VHCP Co-Investment III; and (iii) 2,451,541 shares held by VHCP EG. VHCP Management III, LLC is the general partner of VHCP III and the manager of VHCP Co-Investment III. VHCP Management EG, LLC is the general partner of VHCP EG. Messrs. Shah and Koh are the voting members of VHCP Management III, LLC and VHCP Management EG, LLC. The address of each of these persons and entities is 7 Bryant Park, 23rd Floor, New York, NY 10018.

(3)

Based solely on a Schedule 13G/A filed with the SEC on November 5, 2025 jointly on behalf of FMR LLC and Abigail P. Johnson. The address of these funds and accounts is 245 Summer Street, Boston, MA 02210.

(4)

Based solely on a Schedule 13G/A filed with the SEC on August 14, 2025 jointly on behalf of Fairmount Funds Management LLC (“Fairmount”), Fairmount Healthcare Fund II L.P. (“Fund II”), Peter Harwin and Tomas Kiselak. The shares are held by Fund II. Fairmount serves as investment advisor for Fund II. Peter Harwin and Tomas Kiselak are the managing members of Fairmount. Fairmount, Peter Harwin and Tomas Kiselak may be deemed to have voting and investment power over the shares held by Fund II. Fairmount, Peter Harwin and Tomas Kiselak disclaim beneficial ownership of the shares held by Fund II, other than for the purpose of determining their obligations under Section 13(d) of the Securities Exchange Act of 1934, as amended. The address for the entities listed is 200 Barr Harbor Drive, Suite 400, West Conshohocken, PA 19428.

(5)

Based on information available to us and a Schedule 13G/A filed with the SEC on August 14, 2025 jointly on behalf of Commodore Capital LP, Commodore Capital Master LP. (“Commodore Master”), Robert Egen Atkinson and Michael Kramarz. Commodore Capital LP is the investment manager to Commodore Master and may be deemed to beneficially own the shares held by Commodore Master. Michael Kramarz and Robert Egen Atkinson are the managing partners of Commodore Capital LP and exercise investment discretion with respect to these shares. The principal business address of Commodore Capital LP is 444 Madison Avenue, 35th Floor, New York, NY 10022.

(6)

Based solely on a Schedule 13G filed with the SEC on February 17, 2026 jointly on behalf of Vestal Point Capital, LP and Ryan Wilder. The shares are held by a certain fund and a managed account (the “Vestal Point Fund and Account”) of which Vestal Point Capital, LP is the investment adviser. Mr. Wilder is the Chief Investment Officer and Managing Partner of Vestal Point Capital, LP and the Managing Member of Vestal Point Capital, LLC, the general partner of Vestal Point Capital, LP. Vestal Point Capital, LP and Ryan Wilder may be deemed to have voting and investment power over the shares held by the Vestal Point Fund and Account. The principal business address of Vestal Point Capital, LP and Ryan Wilder is 632 Broadway, Suite 602, New York, NY 10012.

(7)

Consists of (i) 652,892 shares held of record by The Kintz & Egan Trust dated March 30, 2019 for which Mr. Kintz serves as trustee and (ii) 630,582 shares subject to options exercisable within 60 days of March 31, 2026. Mr. Kintz resigned as the Company’s President and Chief Executive Officer and a member of the Company’s board of directors effective December 11, 2025.

(8)	Consists of 461,142 shares subject to options exercisable within 60 days of March 31, 2026.
(9)	Consists of (i) 26,000 shares held of record by Mr. Hohl and (ii) 416,930 shares subject to options exercisable within 60 days of March 31, 2026.
(10)	Consists of (i) 22,341 shares held of record by Dr. Ballal and (ii) 191,054 shares subject to options exercisable within 60 days of March 31, 2026.
(11)	Consists of (i) 87,372 shares held of record by Mr. Bauer and (ii) 68,637 shares subject to options exercisable within 60 days of March 31, 2026.
(12)	Consists of 138,304 shares subject to options exercisable within 60 days of March 31, 2026.
(13)	Consists of 33,176 shares subject to options exercisable within 60 days of March 31, 2026.
(14)	Consists of 54,707 shares subject to options exercisable within 60 days of March 31, 2026.
(15)

Consists of (i) 123,673 shares held of record by Dr. Heyman; (ii) 22,647 shares held of record by the Richard A. Heyman and Anne E. Daigle Trust, dated November 1, 2016 for which Dr. Heyman serves as trustee; (iii) 25,545 shares held of record by RAHD Capital, LLC for which Dr. Heyman serves as a managing member; and (iv) 84,320 shares subject to options exercisable within 60 days of March 31, 2026. Dr. Heyman’s term of office as a Class III director expires at the Annual Meeting, and he will not stand for re-election.

(16)	Consists of (i) 61,884 shares held of record by Dr. Kunkel and (ii) 30,047 shares subject to options exercisable within 60 days of March 31, 2026.
(17)	Consists of (i) 369,462 shares beneficially owned by our current executive officers and directors and (ii) 1,478,317 shares subject to options exercisable within 60 days of March 31, 2026.

RELATED PARTY TRANSACTIONS

We describe below transactions and series of similar transactions, since January 1, 2025, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•

any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities (each, a related person), had or will have a direct or indirect material interest.

Since January 1, 2025, we have engaged in the following transactions in which the amounts involved exceeded $120,000 and any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

Consulting Agreement with Scott Garland, M.B.A.,

Scott Garland has provided consulting services to the Company from January 2024 through to his appointment to the Board in January 2026. Under the consulting agreement between the Company and Mr. Garland, Mr. Garland was paid a total of $314,650 and he vested into stock options to purchase 26,580 shares of our common stock.

Private Placement Securities Purchase Agreement

On March 19, 2024, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) for a private placement (the “Private Placement”) with the purchasers therein (each, a “Purchaser” and collectively, the “Purchasers”), which Purchasers included certain of our related parties. Pursuant to the Purchase Agreement, we agreed to sell to the Purchasers (i) 5,357,144 shares of our common stock at $14.00 per Share and (ii) pre-funded warrants to purchase 1,071,505 shares of our common stock at a purchase price of $13.999 per share and an exercise price of $0.001 per share.

The table below sets forth the aggregate number of shares of common stock issued to our related parties in the Private Placement:

Name of Investor	Shares of Common Stock	Total Common Stock Purchase Price ($)
Entities affiliated with Venrock Healthcare Capital Partners	1,071,429	$15,000,006
Entities affiliated with FMR LLC	785,714	$10,999,996
Fairmount Healthcare Fund II LP	1,071,429	$15,000,006
Commodore Capital Master LP	1,071,429	$15,000,006

The Private Placement closed on March 21, 2024. The aggregate gross proceeds for the Private Placement were approximately $90.0 million before deducting offering expenses and excluding any proceeds we may receive upon exercise of the pre-funded warrants. The purpose of the Private Placement was to fund research and development of our clinical-stage product candidates, other research programs, working capital and general corporate purposes.

In connection with the Private Placement, we filed a resale registration statement with the SEC on April 18, 2024, which was declared effective on April 30, 2024. We have granted the Purchasers customary indemnification rights in connection with the Private Placement. The Purchasers have also granted us customary indemnification rights in connection with the Private Placement. As of December 31, 2025, all of the pre-funded warrants related to the Private Placement were unexercised and outstanding.

Director and Executive Officer Compensation

Please see the sections titled “Director Compensation” and “Executive Compensation” for information regarding the compensation of our and Former Enliven’s directors and executive officers.

Indemnification Agreements

We entered into indemnification agreements with each of our directors, executive officers, and certain key consultants. Each indemnification agreement provides for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or other proceedings arising from each individual’s service to the Company to the fullest extent not prohibited by law.

Related Party Transaction Policy

Our audit committee has the primary responsibility for reviewing, approving and monitoring “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The charter of our audit committee provides that our audit committee shall review and approve in advance or ratify any related party transaction.

In February 2023, in connection with the closing of the Merger, our board of directors adopted an updated formal written policy providing that we are not permitted to enter into any transaction that exceeds $120,000 and in which any related person has a direct or indirect material interest without the consent of our audit committee to replace our prior applicable policy. In approving or rejecting any such transaction, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to our audit committee, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction, whether there are business reasons for the Company to enter into the transaction, whether the transaction would impair the independence of an outside director, including the ability of any director to serve on the compensation committee and whether the transaction would present an improper conflict of interest for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or related person, the direct or indirect nature of the director’s, executive officer’s or related person’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the audit committee deems relevant.

Equity Grants to Executive Officers and Directors

Enliven has granted stock options to its executive officers and certain directors, as more fully described in the sections titled “Executive Compensation” and “Board of Directors and Corporate Governance—Director Compensation”.

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2025 and through the date of this filing, all Section 16(a) filing requirements were satisfied on a timely basis, except we were late in filing one Form 4 for Benjamin Hohl to report the shares that were acquired on December 13, 2024 pursuant to the exercise of stock options, that were reported on a Form 4 on January 7, 2025 and one Form 4 for Patel Anish to report certain option exercises and sales on January 7, 2025 that were reported on a Form 4 on January 10, 2025.

Fiscal Year 2025 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2025 are included in our Annual Report on Form 10-K filed with the SEC on March 3, 2026 (File No. 001-39247). This proxy statement and our Annual Report are posted in the SEC Filings section of our Investor Relations webpage at https://ir.enliventherapeutics.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Enliven Therapeutics, Inc., Attention: Investor Relations, 6200 Lookout Road, Boulder, CO 80301.

Company Website

We maintain a website at https://www.enliventherapeutics.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

* * *

The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

Boulder, CO 80301

, 2026

  P.O. BOX 8016, CARY, NC 27512-9903

Enliven Therapeutics, Inc.
Annual Meeting of Stockholders

for stockholders of record as of April 10, 2026

Tuesday, June 9, 2026 10:00 A.M., Mountain Time

Annual meeting to be held virtually via the internet - please visit

www.proxydocs.com/ELVN for more details.

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 11:59 P.M., Eastern Time, June 8, 2026.

Internet:
www.proxypush.com/ELVN

● Cast your vote online up until 11:59 p.m. Eastern Time on June 8, 2026
● Have your proxy card ready
● During the meeting: Go to www.proxydocs.com/ELVN and have your proxy card ready
Phone: 1-866-305-2950
● Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 8, 2026
● Have your proxy card ready
● Follow the simple recorded instructions
Mail:
● Mark, sign and date your proxy card
● Fold and return your proxy card in the postage-paid
envelope provided

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Richard Fair, the Company’s President and Chief Executive Officer, and Benjamin Hohl, the Company’s Chief Financial Officer and Head of Corporate Development (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Enliven Therapeutics, Inc. which the undersigned is entitled to vote at the 2026 Annual Meeting of Stockholders to be held on June 9, 2026 at 10:00 a.m. Mountain Time and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Enliven Therapeutics, Inc. Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR the election of the two Class III directors

FOR the ratification of the appointment of Deloitte & Touche as our independent registered public accounting firm for fiscal year ending December 31, 2026

FOR the amendment of our amended and restated certificate of incorporation, as amended, to increase our authorized shares of common stock from 100,000,000 shares to 200,000,000 shares

FOR the approval, in an advisory (non-binding) vote, of the compensation of our named executive officers as disclosed in our proxy statement

For the approval, in an advisory (non-binding) vote, of the frequency of future stockholder advisory votes on the compensation of our named executive officers to be held every ONE YEAR

BOARD OF
DIRECTORS
PROPOSAL	YOUR VOTE				RECOMMENDS

1.  To elect the two Class III directors named in the accompanying proxy statement to serve until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal.

	FOR	WITHHOLD
1.01 Richard Fair, M.B.A.	☐	☐			FOR

1.02 Lori Kunkel, M.D.	☐	☐			FOR

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026.	☐	☐	☐		FOR

3. To amend our amended and restated certificate of incorporation, as amended, to increase our authorized shares of common stock from 100,000,000 shares to 200,000,000 shares.	☐	☐	☐		FOR

4. To approve, in an advisory (non-binding) vote, the compensation of our named executive officers as disclosed in our proxy statement.	☐	☐	☐		FOR

	1YR	2YR	3YR	ABSTAIN
5. To approve, in an advisory (non-binding) vote, the frequency of future stockholder advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐	1 YEAR

6. To transact other business that may properly come before the Annual Meeting.

You must register to attend the meeting online and/or participate at www.proxydocs.com/ELVN

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title, if applicable)	Date	Signature (if held jointly)	Date